[GRAPHICS OMITTED]

                              WARBURG PINCUS FUNDS
                     PART OF CREDIT SUISSE ASSET MANAGEMENT

                                     ANNUAL
                                     REPORT

                                DECEMBER 31, 2000

         WARBURG PINCUS TRUST

              (BULLET)  INTERNATIONAL EQUITY PORTFOLIO

              (BULLET)  SMALL COMPANY GROWTH PORTFOLIO

              (BULLET)  GLOBAL POST-VENTURE CAPITAL PORTFOLIO
                        (formerly Post-Venture Capital Portfolio)

              (BULLET)  VALUE PORTFOLIO
                        (formerly Growth & Income Portfolio)

              (BULLET)  EMERGING MARKETS PORTFOLIO

              (BULLET)  EMERGING GROWTH  PORTFOLIO

Warburg Pincus Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses and, when applicable, the special considerations and risks associated with international investing, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor to the Trust, is located at 466 Lexington Ave., New York, NY 10017-3147. The Trust is advised by Credit Suisse Asset Management, LLC.

FROM TIME TO TIME, THE PORTFOLIOS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.


INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.


THE VIEWS OF THE PORTFOLIOS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS, AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2000; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.


PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. PORTFOLIO INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG  PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT-- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                February 5, 2001

Dear Shareholder:

   For   the   12   months   ended    December   31,   2000,    Warburg   Pincus
Trust--International Equity Portfolio had a loss of 25.90%, vs. a loss of 15.04% for the Morgan Stanley All Country World Excluding the U.S. Index.

   The period was a volatile one for equities around the world. Most markets initially rallied, but then tumbled over the March-through-May span as inflation and interest-rate worries mounted. Technology and telecommunications stocks, which entered the period with generally lofty valuations, were hit the hardest. While the inflation and interest-rate picture improved over the latter half of the period, stocks remained volatile due to fears that the global economy would slow "too much" (some slowdown was expected as a result of previous tightening by global monetary authorities).

   The Portfolio's results were hampered by the difficult environment for foreign stock markets that prevailed over much of the period. We entered the year concerned that higher-than-expected growth and inflationary pressures would result in tighter monetary conditions, and we have tried our best to hold value in the portfolio within exactly such an environment. While this view was correct, the shock of the technology correction left all but the most defensive companies at lower prices. Investments that weighed on the Portfolio's return included its Asian electronic-hardware holdings and its telecommunications investments in general. On the positive side, the Portfolio was helped by good stock selection in Europe, and by its position in Canada, a relatively good performer for the period. Clearly, though, these factors failed to compensate for weakness in the Portfolio's Asian stocks.

   We made a few noteworthy changes to the Portfolio during the period in terms of regional allocation. We significantly lowered our weighting in Japan, paring exposure to certain companies here based on specific industry considerations and valuations (market forces also contributed to our reduced position in Japan). We maintained an overweighting in Canada, and lowered our overall exposure to emerging markets.

   The bulk of the Portfolio's assets remained invested in Europe, a weighting we further increased during the year, reflecting our increasingly favorable outlook on the region's longer-term prospects. Our optimism is based squarely on reforms, both ongoing and those soon to be implemented. These reforms are aimed at encouraging the growth of a strong equity culture in Europe, one that will allow the region to compete effectively worldwide as well as come to grips with its pension burden. Such efforts have led to strong

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT-- DECEMBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

equity cultures and equity returns in countries such as the U.S., the U.K. and Canada over the past decade.

   One key element of Europe's ongoing embrace of equity investing and the enhancement of shareholder value is tax reform. A leading light is Germany. The government will phase in a two-part tax reform package over the next two years; the first component, corporate and personal tax cuts, will take effect in 2001.

   In addition, Germany will eliminate a punitive capital-gains tax in 2002. This is expected to spark a wave of divestitures and redeployment of corporate capital as companies unload unwanted holdings and restructure their core businesses. It should also launch a rash of new publicly offered companies. The trend, in our view, will likely spread to France and Italy, among other markets, providing a number of interesting investment opportunities over the next few years. Also on the horizon is pension reform, and, perhaps further down the road, labor reform.

   Despite our lowered Japan position, we see good potential for a more favorable investing environment here over the next year based on several factors. The economy, while sending mixed signals, has the potential to surprise on the upside in our view, especially if the Bank of Japan adopts a more-accommodative monetary stance (recent BOJ comments in this regard have been encouraging). We also note the growth of information-technology expenditures in Japan. We believe this will be the true engine pulling the economy forward, as opposed to government spending programs, which can aid consumption but have little overall long-term positive impact. Based on our extensive contact with Japanese managements, we believe the commitment to information technology capital will remain substantial, helping to boost productivity as it has in the U.S.

   Our non-Japan Asian exposure at the end of the period was mostly via Singapore, where stocks stand to benefit from ongoing financial reforms and an improving economy. We also had a small position in Taiwan, where we remained focused on electronics manufacturers.

   Elsewhere, we ended the period with a 5.5% weighting in Canada, up from about 2% at the start of the 12 months. Our holdings here remained a mix of rapid-growth technology companies and energy names. We largely avoided Latin America throughout the period, as stocks here in our judgment remained expensive from a risk/reward perspective.

   Looking ahead, global stock markets could certainly remain volatile for a spell, hampered by worries over the economy and by continued profit short-

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WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

falls. That said, the global economy is in fact projected to keep growing, and there is potential for upside surprises, given January's interest-rate reduction in the United States. That move could usher in a worldwide downward trend in rates, supporting growth in general (and supporting stocks by increasing the worth of future profit streams). The recent decline in oil costs is also noteworthy. Provided that these costs continue to stabilize or even decline, a burdensome economic "tax" should be lightened. In short, as 2000 fades into memory, we expect 2001 to be a considerably more hospitable year for equity markets around the world. Set within this environment, we will continue to focus on companies and markets we deem to have the best longer-term prospects.


Vincent J. McBride           P. Nicholas Edwards        Nancy Nierman
Co-Portfolio Manager         Co-Portfolio Manager       Co-Portfolio Manager


   INTERNATIONAL  INVESTING  ENTAILS  SPECIAL  RISK  CONSIDERATIONS,   INCLUDING
CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

        GROWTH OF $10,000 INVESTED IN SHARES OF WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO SINCE INCEPTION AS OF DECEMBER 31, 2000

   The graph below illustrates the hypothetical investment of $10,000 in Shares of Warburg Pincus Trust -- International Equity Portfolio from June 30, 1995 (inception) to December 31, 2000, compared to the Morgan Stanley All Country World Excluding the U.S. Index ("MSCI")* for the same time period.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Average Annual Total Returns for periods ended 12/31/00

                                                       Since Inception
     1 year         3 years             5 years           (6/30/95)
     -25.90%         6.20%               5.19%              6.04%

          Portfolio         MSCI
Jun-95     $10,000        $10,000
Jul-95      10,270         10,545
Aug-95      10,490         10,170
Sep-95      10,589         10,358
Oct-95      10,319         10,083
Nov-95      10,479         10,293
Dec-95      10,729         10,694
Jan-96      11,082         10,814
Feb-96      11,042         10,816
Mar-96      11,344         11,026
Apr-96      11,898         11,418
May-96      11,656         11,227
Jun-96      11,798         11,294
Jul-96      11,163         10,906
Aug-96      11,253         10,969
Sep-96      11,485         11,238
Oct-96      11,333         11,122
Nov-96      11,777         11,545
Dec-96      11,800         11,406
Jan-97      11,831         11,205
Feb-97      12,026         11,415
Mar-97      11,954         11,396
Apr-97      12,211         11,500
May-97      13,044         12,195
Jun-97      13,568         12,875
Jul-97      13,907         13,139
Aug-97      12,777         12,134
Sep-97      13,363         12,748
Oct-97      11,965         11,627
Nov-97      11,657         11,479
Dec-97      11,534         11,602
Jan-98      11,677         11,946
Feb-98      12,479         12,759
Mar-98      13,172         13,190
Apr-98      13,480         13,271
May-98      13,425         13,014
Jun-98      13,062         12,956
Jul-98      13,282         13,081
Aug-98      11,369         11,231
Sep-98      10,852         11,000
Oct-98      11,467         12,152
Nov-98      12,040         12,803
Dec-98      12,150         13,237
Jan-99      12,206         13,224
Feb-99      11,830         12,944
Mar-99      12,295         13,582
Apr-99      12,561         14,276
May-99      12,008         13,628
Jun-99      13,678         14,287
Jul-99      14,435         14,592
Aug-99      14,644         14,675
Sep-99      14,865         14,753
Oct-99      15,598         15,310
Nov-99      17,473         15,917
Dec-99      19,629         17,446
Jan-00      18,771         16,560
Feb-00      20,087         17,003
Mar-00      19,547         17,637
Apr-00      17,854         16,636
May-00      17,267         16,227
Jun-00      17,912         16,909
Jul-00      16,972         16,244
Aug-00      17,478         16,440
Sep-00      16,197         15,516
Oct-00      15,115         15,011
Nov-00      14,163         14,336
Dec-00      14,545         14,823

----------
* The Morgan Stanley All Country World Excluding the U.S. Index is a market-capitalization weighted index of companies listed on stock exchanges outside of the United States. It is an unmanaged index (with no defined investment objective) and includes reinvestment of dividends.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT-- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                February 5, 2001

Dear Shareholder:

   For the 12 months ended December 31, 2000, Warburg Pincus Trust--Small Company Growth Portfolio had a loss of 18.11%, vs. a loss of 22.43% for the Russell 2000 Growth Index.

   The period was a difficult and very volatile one for small-capitalization growth stocks. The group had a good start, but turned sharply down over the March-through-May span due to interest-rate worries and general concerns over valuations on technology companies. These stocks remained volatile, and ended the period on a negative note due to some highly visible profit disappointments that tarnished stocks broadly, and kept technology and telecommunications stocks in particular under pressure.

   Against this backdrop, the Portfolio had a loss, hurt by weakness in the stocks of the small, rapidly growing companies it targets. The Portfolio's technology and communications accounted for the bulk of its decline. On a positive note, the Portfolio fared better than its benchmark, due in part to its overweighting in health-care stocks, which had good performance.

   We made no major changes to the Portfolio during the period with regard to overall strategy, remaining focused on rapidly growing companies with innovative, viable products and services. We continued to see a large number of such companies within the technology area, defined to include software, electronics and telecommunications companies. Notwithstanding the group's recent weakness, our longer-term outlook on these stocks remains positive based on accelerating Internet usage, the worldwide embrace of wireless technologies and a global push for improved productivity.

   One noteworthy sector-weighting increase we made during the period was health care. We added services providers as well as pharmaceutical companies and more-aggressive biotechnology stocks. On the services side, we deemed certain managed-care and hospital names to be attractive in the latter half of the period, based on what we viewed as improving fundamentals within the health-care industry. In addition, while the group's earnings-growth prospects remain relatively modest, these companies have good potential to meet expectations over the near-to-intermediate term. We believe that investors will continue to reward companies that can deliver such consistency. In the pharmaceutical/biotech area, we added several companies that stand to benefit over the longer term from breakthroughs in gene research and the launch of new products.

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WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

   We ended the period with a modest overweighting in the energy area, where we continued to emphasize oil-services providers. We believe these companies will continue to benefit from demand for their services, even if oil prices continue to decline (from their lofty late-2000 peaks). In our view, oil prices would have to fall dramatically to throttle activity in the oil-services industry.

   Despite the recent volatility in small caps, and the potential for choppy waters over the near term, we have a positive longer-term outlook on the group. We remain of the view that these stocks--and the group's growth-oriented names in particular--will benefit in due course from a historically supportive combination of benign inflation, relatively stable interest rates (the Federal Reserve's rate cut in January is encouraging in this regard) and modest economic growth. In addition, these stocks currently trade at compelling valuations vs. those on their larger-cap counterparts, which should only add to their appeal from a risk-reward perspective as the economic picture becomes clearer. Our focus, as always, will remain on companies we deem to have the brightest long-term growth prospects.


Stephen J. Lurito                              Sammy Oh
Co-Portfolio Manager                           Co-Portfolio Manager


   INVESTING IN SMALL COMPANIES ENTAILS SPECIAL RISK CONSIDERATIONS. THESE ARE DETAILED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

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WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

                  GROWTH OF $10,000 INVESTED IN WARBURG PINCUS
            TRUST -- SMALL COMPANY GROWTH PORTFOLIO SINCE INCEPTION
                            AS OF DECEMBER 31, 2000

   The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Trust -- Small Company Growth Portfolio from June 30, 1995 (inception) to December 31, 2000, compared to the Russell 2000 Growth Index ("R2000G")* for the same time period.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Average Annual Total Returns for periods ended 12/31/00

                                                         Since Inception
          1 year             3 years        5 years         (6/30/95)
          -18.11%            10.39%          12.12%           15.54%

         Portfolio       R2000G
Jun-95    $10,000       $10,000
Jul-95     10,320        10,779
Aug-95     11,040        10,912
Sep-95     11,560        11,137
Oct-95     11,190        10,589
Nov-95     11,991        11,057
Dec-95     12,511        11,302
Jan-96     12,361        11,208
Feb-96     12,840        11,719
Mar-96     13,131        11,951
Apr-96     14,420        12,869
May-96     15,150        13,529
Jun-96     14,280        12,650
Jul-96     12,691        11,105
Aug-96     13,701        11,928
Sep-96     14,371        12,542
Oct-96     13,921        12,001
Nov-96     13,931        12,335
Dec-96     14,241        12,575
Jan-97     14,582        12,889
Feb-97     13,522        12,111
Mar-97     12,441        11,257
Apr-97     12,251        11,126
May-97     13,981        12,799
Jun-97     14,621        13,233
Jul-97     15,402        13,911
Aug-97     15,822        14,328
Sep-97     17,213        15,472
Oct-97     16,423        14,542
Nov-97     16,142        14,196
Dec-97     16,483        14,204
Jan-98     15,863        14,015
Feb-98     17,234        15,252
Mar-98     18,114        15,892
Apr-98     18,234        15,989
May-98     16,844        14,827
Jun-98     17,274        14,979
Jul-98     15,624        13,728
Aug-98     12,463        10,559
Sep-98     13,353        11,630
Oct-98     13,874        12,236
Nov-98     14,884        13,186
Dec-98     16,014        14,379
Jan-99     16,405        15,026
Feb-99     14,845        13,651
Mar-99     15,505        14,137
Apr-99     15,505        15,385
May-99     15,595        15,410
Jun-99     17,095        16,222
Jul-99     17,056        15,721
Aug-99     16,986        15,133
Sep-99     17,706        15,425
Oct-99     19,008        15,820
Nov-99     22,049        17,493
Dec-99     27,081        20,578
Jan-00     26,542        20,386
Feb-00     36,030        25,129
Mar-00     31,285        22,488
Apr-00     26,839        20,217
May-00     24,153        18,447
Jun-00     27,730        20,830
Jul-00     24,815        19,045
Aug-00     28,237        21,048
Sep-00     26,139        20,002
Oct-00     24,135        18,379
Nov-00     20,227        15,042
Dec-00     22,175        15,962

----------

* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS TRUST-- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                February 5, 2001

Dear Shareholder:

   For the 12 months ended December 31, 2000, Warburg Pincus Trust--Global Post-Venture Capital Portfolio had a loss of 18.94%, vs. losses of 22.43% for the Russell 2000 Growth Index, 16.09% for the Russell 2500 Growth Index and 33.77% for the NASDAQ Industrial Index.

   The period was a negative and volatile one for global stock markets. Most markets initially rose, but then encountered turbulence due to mounting inflation and interest-rate worries. Because many economies were growing at a healthy clip, global monetary authorities pressed on with their efforts to raise interest rates (to contain inflation). Over the latter part of the period, investors became concerned that the global economy would in fact slow, perhaps dramatically, as a result of the rate hikes. The resulting profit uncertainty--and actual profit shortfalls announced by highly visible companies--kept stocks under pressure. In terms of sector attribution, technology and telecommunications names accounted for the bulk of the declines around the world.

   Against this backdrop, the Portfolio suffered a loss, hurt by the global equity selloff and by the particularly weak technology sector (as of December 31, about 38% of the Portfolio was invested in technology companies, which comprise more than half of the post-venture universe). The Portfolio's Asian technology shares were hit hardest through the decline. To be sure, there were some bright spots, such as certain of the Portfolio's energy and financial-services holdings.

   In terms of regional emphasis, we remained biased in favor of the U.S., based on company-specific factors as well as our more-positive outlook on the interest-rate environment here. That said, we continued to broaden our exposure to foreign markets. We had a roughly 20% position in Europe at the end of the year, about half of which was invested in the U.K. Our Asian exposure remained mostly via Japan, where venture capital activity is rising significantly, though we also maintained small positions in selected Asian/Pacific markets such as Singapore. Elsewhere, we raised our weighting in Israel, home to a number of innovative venture-backed companies.

   In terms of sector allocation, we lowered our weighting in technology over the course of the period, though this remained our largest area of concentration. The group's recent weakness aside, and notwithstanding a likely retraction in capital-spending growth over the intermediate term, we believe that

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WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

our technology holdings have good prospects. We have a particularly sanguine longer-term outlook on companies in the optical-technologies and enterprise-software areas, which remained well-represented in the Portfolio.

   We significantly increased our exposure to health care, raising our weightings in the pharmaceutical and service-provider industries. Representative holdings in the former group included a mid-cap drug company based in California. In the services area, we added a number of companies, including a manager of health-care benefits that has been engaged in strategic acquisition activity.

   We raised our position in biotechnology companies, taking advantage of the group's volatility to add stocks we deemed to be attractive. Purchases included a Canada-based company focused on advanced drug delivery technologies, such as those used in "sustained release" products.

   Elsewhere of note, we had significant exposure to the media, financial-services, business-services and consumer areas, broadly defined, where we continued to see compelling growth stories and reasonable stock valuations. We maintained a smaller but still meaningful weighting in the energy segment, where the number of potential investment opportunities available to the Portfolio is relatively small.

   Looking ahead, global stock markets could certainly remain weak for a spell, hampered by worries over the economy and by continued profit shortfalls. That said, the global economy is in fact projected to keep growing. And given January's interest-rate reduction in the U.S., a worldwide downward trend in rates could develop, supporting longer-term growth and increasing the "value" of future profits. In any event, we will continue to focus on well-financed, well-managed companies--managements of venture-backed firms typically have large equity stakes in their companies, a key motivator--enjoying superior earnings growth. In a world where growth will likely be scarcer than it has been in recent years, such companies, in our view, will be increasingly attractive to equity investors.


Elizabeth B. Dater             Federico D. Laffan           Jun Sung Kim
Co-Portfolio Manager           Co-Portfolio Manager         Co-Portfolio Manager


   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH POST-VENTURE-CAPITAL INVESTMENTS. THESE ARE DETAILED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT-- DECEMBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

              GROWTH OF $10,000 INVESTED IN WARBURG PINCUS TRUST--
          GLOBAL POST-VENTURE CAPITAL PORTFOLIO SINCE INCEPTION AS OF
                               DECEMBER 31, 2000

   The graph below illustrates a hypothetical investment of $10,000 in Warburg Pincus Trust -- Global Post-Venture Capital Portfolio from September 30, 1996 (inception) to December 31, 2000, compared to the Russell 2000 Growth Index ("R2000G")*, the Russell 2500 Growth Index ("R2500G")** and the NASDAQ Industrials Index ("NASDAQ")*** for the same time period.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Average Annual Total Returns for periods ended 12/31/00

                                                  Since Inception
          1 year                 3 years             (9/30/96)
          -18.94%                12.18%               11.03%

         Portfolio     R2000G       NASDAQ    R2500G
Sep-96    $10,000     $10,000      $10,000   $10,000
Oct-96      9,730       9,569        9,720     9,689
Nov-96      9,760       9,835       10,075    10,044
Dec-96      9,760      10,027       10,018    10,093
Jan-97     10,200      10,277       10,464    10,395
Feb-97      9,520       9,657        9,900     9,940
Mar-97      8,870       8,975        9,191     9,286
Apr-97      8,900       8,871        9,001     9,328
May-97      9,880      10,205       10,240    10,446
Jun-97     10,090      10,551       10,678    10,795
Jul-97     10,950      11,092       11,381    11,480
Aug-97     10,860      11,424       11,592    11,760
Sep-97     11,570      12,336       12,416    12,591
Oct-97     10,840      11,595       11,454    11,805
Nov-97     10,840      11,319       11,290    11,624
Dec-97     11,063      11,326       11,024    11,583
Jan-98     10,932      11,175       10,950    11,432
Feb-98     12,032      12,162       11,834    12,413
Mar-98     12,742      12,672       12,295    12,874
Apr-98     12,911      12,749       12,544    12,991
May-98     12,022      11,823       12,016    12,157
Jun-98     12,522      11,944       12,044    12,246
Jul-98     11,312      10,947       11,367    11,335
Aug-98      8,941       8,420        8,748     8,759
Sep-98      9,591       9,273        9,315     9,527
Oct-98      9,951       9,757       10,069    10,170
Nov-98     10,761      10,514       10,973    10,893
Dec-98     11,821      11,466       11,776    11,942
Jan-99     12,181      11,982       12,714    12,287
Feb-99     11,261      10,885       11,773    11,291
Mar-99     12,132      11,273       12,520    11,817
Apr-99     12,231      12,268       13,456    12,760
May-99     12,061      12,288       13,269    12,891
Jun-99     13,282      12,936       14,730    13,803
Jul-99     12,682      12,536       14,317    13,521
Aug-99     12,754      12,067       14,135    13,229
Sep-99     12,774      12,300       14,534    13,324
Oct-99     13,841      12,615       15,124    13,973
Nov-99     15,923      13,948       17,488    15,623
Dec-99     19,373      16,407       20,221    18,570
Jan-00     19,092      16,254       19,867    18,467
Feb-00     22,432      20,036       23,695    23,203
Mar-00     22,512      17,930       21,858    21,383
Apr-00     20,410      16,120       19,155    19,300
May-00     19,183      14,708       16,704    17,581
Jun-00     20,340      16,608       19,025    19,905
Jul-00     19,726      15,185       17,905    18,274
Aug-00     22,582      16,782       20,458    20,656
Sep-00     21,807      15,949       18,484    19,320
Oct-00     19,262      14,654       16,670    18,125
Nov-00     15,260      11,993       12,923    14,672
Dec-00     15,705      12,727       13,393    15,582

----------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Growth Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.
** The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. It includes reinvestment of dividends, and is compiled by Frank Russell Company.
*** The NASDAQ Industrial Index is an unmanaged index that measures the stock price performance of more than 3000 industrial issues included in the NASDAQ OTC Composite Index. The NASDAQ OTC Composite Index represents 4500 stocks traded over the counter.

WARBURG PINCUS TRUST -- VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                February 5, 2001

Dear Shareholder:

   For the 12 months ended December 31, 2000, Warburg Pincus Trust--Value Portfolio had a gain of 8.91%, vs. a loss of 9.10% for the S&P 500 Index.

   The period was a difficult one for the U.S. stock market as a whole. Stocks began the period on a bright note, supported by an expanding economy and optimism over profit growth. The market turned sharply down in April, however, as inflation and interest-rate worries mounted and as investors began to question generally lofty valuations on technology and Internet stocks. Equities remained volatile. While the inflation and interest-rate outlook became more encouraging, fears that the economy would slow dramatically--with previous rate hikes taking their toll--fueled the turmoil. That said, certain market sectors had good performance over the latter part of the period, with investors shifting away from technology and telecommunications stocks in favor of energy, health-care and financial-services names.

   The Portfolio had a gain for the 12 months, outpacing its benchmark, which suffered a significant loss. Factors that benefited the Portfolio included its overweighting in the energy area, which was aided by a supportive supply/demand backdrop for oil and gas. The Portfolio's financial-services and health-care stocks also helped its return. On the negative side, in absolute terms anyway, stocks that hindered the Portfolio included certain of its telecommunications holdings.

   We made no material changes to our basic approach during the period. We remained focused on relatively inexpensive stocks of companies that we believe have improving financial prospects, due to shifting macroeconomic trends and/or internal positive catalysts, such as restructurings or the launch of new products or services.

   In terms of sector emphasis, we maintained an overweighting in the energy area during much of the period, reflecting our positive view of the group's potential to benefit from ongoing mergers, restructurings and share-buybacks. We also believe that the supply/demand backdrop for the energy sector will remain supportive. While we reduced our exposure to the major global oil names, we continue to favor North American natural gas companies and select oil-services names.

   We also maintained a modest overweighting in the financial-services sector, where our bias was toward asset-management and insurance companies showing sales and cash-flow improvements. We also maintained a significant weighting in the banking sector, where our largest holdings

WARBURG PINCUS TRUST -- VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

included globally oriented companies as well as a Detroit-based commercial and consumer lender focused on the Midwest.

   Elsewhere, we maintained meaningful exposure to the retail, capital-equipment, health-care and food, beverages & tobacco areas, where we deemed a number of stocks to represent compelling value. One weighting we pared was telecommunications & equipment, eliminating our positions in specific companies that we deemed to have weakening prospects.

   Looking ahead, while stocks could continue to struggle over the near term, they have good potential, in our view, to benefit from subdued inflation, a more-supportive interest-rate backdrop, and a U.S. economy that has proven to be quite resilient over the past few years. In any event, we believe that good investment opportunities will continue to exist across a range of industries, due to factors such as market volatility and positive company-specific catalysts. As always, our efforts will remain devoted to uncovering hidden values that will receive wider market recognition over time.


Scott T. Lewis                                 Robert E. Rescoe
Co-Portfolio Manager                           Co-Portfolio Manager

WARBURG PINCUS TRUST -- VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

             GROWTH OF $10,000 INVESTED IN WARBURG PINCUS TRUST --
            VALUE PORTFOLIO SINCE INCEPTION AS OF DECEMBER 31, 2000

   The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Trust -- Value Portfolio from October 31, 1997 (inception) to December 31, 2000, compared to the S&P 500 Index* for the same period.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


             Average Annual Total Returns for periods ended 12/31/00

                                                  Since Inception
          1 year                 3 years            (10/31/97)
           8.91%                  9.07%                9.87%

         Portfolio            S&P 500 Index
Oct-97   $10,000                $10,000
Nov-97    10,130                 10,462
Dec-97    10,389                 10,642
Jan-98    10,450                 10,759
Feb-98    11,133                 11,534
Mar-98    11,555                 12,125
Apr-98    11,595                 12,247
May-98    11,565                 12,037
Jun-98    11,676                 12,526
Jul-98    11,375                 12,393
Aug-98     9,755                 10,601
Sep-98    10,037                 11,281
Oct-98    10,741                 12,198
Nov-98    11,354                 12,937
Dec-98    11,648                 13,682
Jan-99    11,719                 14,254
Feb-99    11,445                 13,811
Mar-99    11,577                 14,363
Apr-99    12,875                 14,919
May-99    13,017                 14,567
Jun-99    13,423                 15,376
Jul-99    12,956                 14,896
Aug-99    12,712                 14,822
Sep-99    12,378                 14,415
Oct-99    12,439                 15,328
Nov-99    12,368                 15,639
Dec-99    12,375                 16,559
Jan-00    11,396                 15,727
Feb-00    10,751                 15,429
Mar-00    12,157                 16,939
Apr-00    12,219                 16,429
May-00    12,666                 16,092
Jun-00    12,073                 16,489
Jul-00    12,145                 16,231
Aug-00    12,916                 17,239
Sep-00    12,885                 16,329
Oct-00    13,176                 16,260
Nov-00    12,604                 14,978
Dec-00    13,477                 15,051

----------
* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT-- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                February 5, 2001

Dear Shareholder:

   For the 12 months ended December 31, 2000, Warburg Pincus Trust--Emerging Markets Portfolio had a loss of 31.55%, vs. a loss of 30.61% for the Morgan Stanley Emerging Markets Free Index.

   The period was an extremely difficult one for emerging stock markets, which fell back in the wake of a strong 1999. Turmoil hit these stocks early on, reflecting mounting concerns over interest rates within developed markets and a sharp downturn in the NASDAQ, the technology-heavy U.S. stock index. These factors curbed investors' appetite for risk, to put it mildly. Emerging stock markets languished over the remainder of the period, with rising energy costs and a weakening euro adding to the uncertainty. Against this backdrop, the Portfolio had a sizable loss, hindered by the difficult environment for emerging stock markets and by weakness in certain areas, most specifically the telecommunications and electronics sectors.

   We made few major changes to the Portfolio during the period with respect to regional emphasis. Our primary focus was on Asia, with a continued emphasis on North Asian economies, most specifically South Korea, Taiwan and China. Our favorable view on these markets is based on their potential to benefit from rising long-term export demand, in particular for software and semiconductor products. In addition, we believe that valuations on a number of stocks here are compelling, both in absolute terms and compared to emerging-market technology stocks broadly. We generally continued to avoid Southeast Asia, though we deemed certain Malaysian stocks to be attractive.

   Within Latin America, we continued to emphasize Brazil and Mexico. We added to these positions late in the period, with a bias in favor of Brazil (we believe the market stands to gain more from any interest-rate reductions in the U.S.) In general, we deemed stocks here to be more attractive, given prevailing valuations combined with certain developments--e.g., the fairly smooth political transition in Mexico, where President Fox has assembled his cabinet--that, in our eyes, have improved the region's risk profile.

   We ended the period with a roughly neutral (11%) stake in Eastern/Central Europe. We had an overweighting in Turkey over much of the year, but reduced this position late in the period based on valuation considerations. We also pared our weighting in Hungary, where we saw declining potential for positive market catalysts. However, we established a modest position in Russia, where we believe the macroeconomic and polit-

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

ical environment is improving, some near-term financial-market uncertainties notwithstanding. Elsewhere of note, we ended the period slightly underweighted in South Africa, but may add to this position going forward.

   With regard to sector allocation, areas of emphasis for the Portfolio continued to include information-technology companies, a number of which in our view have good longer-term prospects. Our information technology related holdings remained concentrated in Asia and Israel. We ended the period with an overweighting in telecommunications services, where our holdings included Asian cellular stocks and Latin American fixed-line names. Within the financial segment, our focus was on companies that stand to benefit from financial and economic reforms, particularly within Europe and Latin America.

   Notwithstanding the poor year for emerging markets, we see grounds for optimism regarding their longer-term prospects, and are encouraged by the group's good start in 2001 (as of late January). Certainly, there could be several "false starts" going forward, and emerging markets will remain volatile regardless. But in the wake of the Federal Reserve's January 2001 interest-rate cut, we believe that investors may becoming more cognizant of the group's compelling valuations. Indeed, we believe that a large number of these stocks have been oversold, priced to a "worst case" scenario in many cases, and could therefore benefit from even a hint of good news. Provided that major economies avoid recession--and we believe they will, thanks in part to global monetary easing--the group's valuations stand to draw ever-more favorable notice over time. Set within this environment, we will continue to seek out stocks we deem to have the brightest long-term prospects.


Richard Watt
Portfolio Manager


   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
ANNUAL  INVESTMENT  ADVISER'S  REPORT --  DECEMBER  31, 2000  (CONT'D)
--------------------------------------------------------------------------------

             GROWTH OF $10,000 INVESTED IN WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO SINCE INCEPTION AS OF DECEMBER 31, 2000

   The graph below illustrates a hypothetical investment of $10,000 in Warburg Pincus Trust -- Emerging Markets Portfolio from December 31, 1997 (inception) to December 31, 2000, compared to the Morgan Stanley Emerging Markets Free Index ("MSCI")* for the same time period.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Average Annual Total Returns for periods ended 12/31/00

                                                  Since Inception
          1 year                 3 years            (12/31/97)
          -31.55%                 0.89%                0.89%

         Portfolio       MSCI
Dec-97    $10,000      $10,000
Jan-98     10,270       10,297
Feb-98     11,760       10,997
Mar-98     12,111       11,369
Apr-98     11,941       11,439
May-98     10,261       11,217
Jun-98      9,530       11,168
Jul-98      9,680       11,275
Aug-98      7,040        9,680
Sep-98      7,490        9,482
Oct-98      7,970       10,474
Nov-98      8,331       11,036
Dec-98      8,271       11,410
Jan-99      7,755       11,399
Feb-99      7,513       11,157
Mar-99      8,199       11,707
Apr-99      9,411       12,305
May-99      9,724       11,746
Jun-99     11,077       12,315
Jul-99     11,097       12,577
Aug-99     11,228       12,649
Sep-99     10,854       12,716
Oct-99     11,328       13,197
Nov-99     12,985       13,719
Dec-99     15,001       15,038
Jan-00     15,022       14,274
Feb-00     15,742       14,655
Mar-00     15,244       15,202
Apr-00     13,593       14,339
May-00     13,361       13,986
Jun-00     13,752       14,575
Jul-00     13,107       14,001
Aug-00     13,118       14,170
Sep-00     11,775       13,374
Oct-00     11,013       12,939
Nov-00      9,870       12,357
Dec-00     10,267       12,777

----------
* The Morgan Stanley Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                February 5, 2001

Dear Shareholder:

   For the 12 months ended December 31, 2000, Warburg Pincus Trust--Emerging Growth Portfolio had a loss of 1.53%, vs. losses of 22.43% and 16.09%, respectively, for the Russell 2000 Growth Index and the Russell 2500 Growth Index.

   The period was a volatile one for emerging-growth stocks (i.e., small- and mid-cap stocks of companies with above-average earnings-growth rates). The group initially rallied, buoyed by optimism that a healthy U.S. economy would continue to fuel impressive profit growth. However, these shares came under pressure as the economy's strength sparked inflation and interest-rate worries. As in the large-cap area, technology and telecommunications stocks, which had driven 1999's strong market rally, were especially volatile, falling sharply over the March-through-May span. Stocks remained turbulent, with the economic and profit outlook becoming ever-more clouded. However, certain market sectors performed well late in the period, with investors favoring defensive areas such as health care.

   Within this environment, the Portfolio had a slight decline, but avoided the heavy losses suffered by its benchmarks. This was attributable to good stock selection and sector emphasis. Regarding the former, while the Portfolio's technology holdings weighed on its performance in absolute terms, they held up relatively well through the technology correction, aided by some good showings in the software area. With respect to sector allocation, factors that helped the Portfolio included our increased focus on health-care, energy and financial-services stocks over the latter half of the year.

   Our heightened emphasis on health care was based on company-specific factors and on our belief that the industry's fundamentals will continue to improve. Companies that we added included a biotechnology/emerging pharmaceutical company whose technologies are used to develop products with enhanced therapeutic value. Other health-care companies we purchased included a medical-devices supplier.

   We also raised the Portfolio's weighting in the financial-services sector, where we generally focused on mid-cap companies with strong brand names. We added several companies we deemed attractive, given their valuations and their potential to benefit from what we believe will be a more-supportive interest-rate backdrop heading into 2001.

   We lowered the Portfolio's technology exposure over the course of the period, eliminating positions that we judged to have deteriorating prospects.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

Most of our selling activity was in the telecommunications and computer areas, where certain stocks in our view had become less attractive from a risk/reward perspective. That said, technology will continue to be a major theme in the Portfolio. The group in our view will remain a fount of opportunity, given such factors as a global emphasis on productivity enhancements and the rapid acceleration of Internet usage.

   Elsewhere of note, we ended the period with a roughly 10% weighting in the energy area, where we remained biased in favor of oil-services companies. We continue to have a positive view on the longer-term prospects for our energy holdings, and believe they can achieve good earnings growth even if energy prices continue to decline (from their lofty late-2000 peaks) going forward.

   Notwithstanding recent weakness in emerging-growth stocks, we see grounds for optimism that the group can regain its footing going forward. Provided that the economy settles into steady, modest growth, we believe that risk concerns will decline as the interest-rate environment continues to improve--the early January rate cut by the Federal Reserve was certainly auspicious. We also believe that there is good potential for a "broader" market rally, with no one sector dominating. Historically, such a rally has often been preceded by shakeups in previously market-pacing sectors. In this context, we believe that the Portfolio is well positioned in terms of sector diversification, and we will continue our efforts to select stocks we deem to have the best prospects.


Elizabeth B. Dater                             Stephen J. Lurito
Co-Portfolio Manager                           Co-Portfolio Manager


   INVESTING IN EMERGING-GROWTH COMPANIES ENTAILS SPECIAL RISK CONSIDERATIONS. THESE ARE DETAILED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

             GROWTH OF $10,000 INVESTED IN WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO SINCE INCEPTION AS OF DECEMBER 31, 2000

   The graph below illustrates a hypothetical investment of $10,000 in Warburg Pincus Trust -- Emerging Growth Portfolio from September 13, 1999 (inception) to December 31, 2000, compared to the Russell 2000 Growth Index ("R2000G")* and the Russell 2500 Growth Index ("R2500G")** for the same time period.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


             Average Annual Total Returns for periods ended 12/31/00

                           Since Inception
          1 year              (9/13/99)
          -1.53%               22.24%

                    Portfolio      R2000G       R2500G
9/13/99              $10,000      $10,000      $10,000
9/30/99                9,530       10,193       10,072
10/31/99               9,950       10,454       10,562
11/30/99              11,200       11,559       11,809
12/31/99              13,195       13,597       14,036
1/31/00               13,286       13,470       13,958
2/29/00               17,233       16,604       17,538
3/31/00               15,961       14,859       16,162
4/30/00               13,790       13,359       14,587
2/31/00               12,861       12,189       13,288
6/30/00               14,830       13,763       15,045
7/31/00               14,032       12,584       13,812
8/31/00               15,405       13,908       15,612
9/30/00               15,172       13,217       14,603
10/31/00              14,133       12,144       13,700
11/30/00              11,922        9,939       11,090
12/31/00              12,993       10,547       11,777

-------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Growth Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.
** The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                       ------          -----
COMMON STOCKS (86.8%)
BELGIUM (0.5%)
BEVERAGES (0.5%)
    Interbrew1                                           62,000    $  2,160,693
                                                                   ------------
    TOTAL BELGIUM                                                     2,160,693
                                                                   ------------
BRAZIL (1.4%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.8%)
    Telecomunicacoes Brasileiras SA ADR                  50,000       3,643,750
                                                                   ------------
OIL & GAS (0.6%)
    Petroleo Brasileiro SA                              128,880       3,025,721
                                                                   ------------
    TOTAL BRAZIL                                                      6,669,471
                                                                   ------------
CANADA (4.5%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.1%)
    AXXENT, Inc. Class B1                               601,100         472,233
                                                                   ------------
MEDIA (0.6%)
    Rogers Communications, Inc. Class B                 182,200       3,068,994
                                                                   ------------
OIL & GAS (0.4%)
    Canadian Natural Resources, Ltd.1                    72,000       1,989,334
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.7%)
    C-MAC Industries, Inc.1                             180,000       7,987,500
                                                                   ------------
SOFTWARE (1.7%)
    Descartes Systems Group, Inc.1                      338,300       7,995,719
                                                                   ------------
    TOTAL CANADA                                                     21,513,780
                                                                   ------------
DENMARK (1.8%)
COMMERCIAL SERVICES & SUPPLIES (1.8%)
    ISS A/S1                                            128,700       8,758,153
                                                                   ------------
    TOTAL DENMARK                                                     8,758,153
                                                                   ------------
FINLAND (4.0%)
COMMUNICATIONS EQUIPMENT (3.5%)
    Nokia Oyj Class A                                   369,500      16,477,881
                                                                   ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.5%)
    Elisa Communication Oyj Class A1                    109,000       2,346,518
                                                                   ------------
    TOTAL FINLAND                                                    18,824,399
                                                                   ------------
FRANCE (12.4%)
BANKS (2.5%)
    BNP Paribas SA                                      134,015      11,764,090
                                                                   ------------
CONSTRUCTION & ENGINEERING (2.3%)
    Vinci                                               174,800      10,749,197
                                                                   ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                       ------          -----
COMMON STOCKS (CONT'D)
FRANCE (CONT'D)
ENERGY EQUIPMENT & SERVICES (0.5%)
    Coflexip SA                                           6,500    $    826,276
    Coflexip SA ADR                                      22,600       1,420,975
                                                                   ------------
                                                                      2,247,251
                                                                   ------------
MEDIA (2.4%)
    Lagardere Groupe SCA                                198,500      11,517,078
                                                                   ------------
METALS & MINING (1.9%)
    Pechiney SA Class A                                 202,140       9,240,284
                                                                   ------------
MULTI-UTILITIES (1.6%)
    Vivendi Universal SA                                111,900       7,364,469
                                                                   ------------
OIL & GAS (1.2%)
    TotalFinaElf SA                                      38,596       5,739,721
                                                                   ------------
    TOTAL FRANCE                                                     58,622,090
                                                                   ------------
GERMANY (7.9%)
BANKS (1.7%)
    Deutsche Bank AG1                                    99,190       8,269,403
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (0.2%)
    Deutsche Post AG1                                    47,500       1,021,673
                                                                   ------------
ELECTRIC UTILITIES (1.9%)
    RWE AG                                              204,500       9,071,695
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (1.0%)
    Fresenius Medical Care AG                            60,600       4,949,772
                                                                   ------------
INSURANCE (3.1%)
    Hannover Rueckversicherungs AG                       60,564       5,401,712
    Muenchener Rueckversicherungs-Gesellschaft AG1       26,000       9,275,776
                                                                   ------------
                                                                     14,677,488
                                                                   ------------
    TOTAL GERMANY                                                    37,990,031
                                                                   ------------
HONG KONG (0.5%)
WIRELESS TELECOMMUNICATIONS SERVICES (0.5%)
    China Mobile, Ltd.1                                 450,000       2,457,721
                                                                   ------------
    TOTAL HONG KONG                                                   2,457,721
                                                                   ------------
INDIA (0.6%)
IT CONSULTING & SERVICES (0.6%)
    NIIT, Ltd.                                           84,500       2,878,756
    Silverline Technologies, Ltd.                        40,400         214,809
                                                                   ------------
    TOTAL INDIA                                                       3,093,565
                                                                   ------------
ITALY (6.8%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.6%)
    Olivetti SpA1                                     3,200,000       7,645,943
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                       ------          -----
COMMON STOCKS (CONT'D)
ITALY (CONT'D)
ENERGY EQUIPMENT & SERVICES (1.1%)
    Saipem SPA                                          954,000    $  5,203,767
                                                                   ------------
INSURANCE (1.7%)
    Riunione Adriatica di Sicurta SpA                   519,000       8,093,387
                                                                   ------------
TRANSPORTATION INFRASTRUCTURE (2.4%)
    Concessioni e Costruzioni Autostrade SpA          1,691,200      11,193,796
                                                                   ------------
    TOTAL ITALY                                                      32,136,893
                                                                   ------------
JAPAN (6.8%)
DIVERSIFIED FINANCIALS (1.2%)
    Orix Corp.                                           56,700       5,689,858
                                                                   ------------
ELECTRICAL EQUIPMENT (2.9%)
    Furukawa Electric Co., Ltd.                         547,000       9,555,733
    Mitsubishi Electric Corp.                           674,000       4,149,053
                                                                   ------------
                                                                     13,704,786
                                                                   ------------
HOUSEHOLD DURABLES (1.2%)
    Sony Corp.                                           79,400       5,492,643
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.8%)
    Tokyo Electron, Ltd.                                 70,100       3,854,885
                                                                   ------------
WIRELESS TELECOMMUNICATIONS SERVICES (0.7%)
    NTT DoCoMo, Inc.1                                     1,950       3,363,835
                                                                   ------------
    TOTAL JAPAN                                                      32,106,007
                                                                   ------------
NETHERLANDS (4.4%)
BANKS (2.4%)
    ABN AMRO Holdings NV                                491,000      11,164,748
                                                                   ------------
HOUSEHOLD DURABLES (1.0%)
    Koninklijke (Royal) Philips Electronics NV1         130,200       4,769,705
                                                                   ------------
MACHINERY (1.0%)
    IHC Caland NV                                       101,690       4,773,551
                                                                   ------------
    TOTAL NETHERLANDS                                                20,708,004
                                                                   ------------
PORTUGAL (1.9%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.9%)
    Portugal Telecom SGPS SA                            973,072       8,898,099
                                                                   ------------
    TOTAL PORTUGAL                                                    8,898,099
                                                                   ------------
SINGAPORE (2.2%)
BANKS (1.8%)
    Overseas Union Bank, Ltd.                         1,821,014       8,506,320
                                                                   ------------
MARINE (0.4%)
    Neptune Orient Lines, Ltd.1                       2,238,000       1,755,264
                                                                   ------------
    TOTAL SINGAPORE                                                  10,261,584
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                       ------          -----
COMMON STOCKS (CONT'D)
SPAIN (2.9%)
BANKS (1.9%)
    Banco Bilbao Vizcaya Argentaria SA                  597,300    $  8,888,226
                                                                   ------------
FOOD & DRUG RETAILING (1.0%)
    Centros Comerciales Carrefour SA                    424,871       4,666,983
                                                                   ------------
    TOTAL SPAIN                                                      13,555,209
                                                                   ------------
SWEDEN (2.3%)
BANKS (2.3%)
    Nordea AB                                         1,415,000      10,722,503
                                                                   ------------
    TOTAL SWEDEN                                                     10,722,503
                                                                   ------------
SWITZERLAND (1.3%)
PHARMACEUTICALS (1.3%)
    Roche Holding AG                                        592       6,031,422
                                                                   ------------
    TOTAL SWITZERLAND                                                 6,031,422
                                                                   ------------
TAIWAN (1.1%)
ELECTRICAL EQUIPMENT (1.0%)
    Ambit Microsystems Corp.                          1,100,960       4,675,801
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.1%)
    Siliconware Precision Industries Co.1             1,279,140         711,449
    Taiwan Semiconductor Manufacturing Co.1                   1               2
                                                                   ------------
                                                                        711,451
                                                                   ------------
    TOTAL TAIWAN                                                      5,387,252
                                                                   ------------
UNITED KINGDOM (23.5%)
AEROSPACE & DEFENSE (3.1%)
    BAE Systems PLC                                   2,544,432      14,519,333
                                                                   ------------
BANKS (1.5%)
    Lloyds TSB Group PLC                                687,824       7,274,498
                                                                   ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.8%)
    British Telecommunications PLC                      419,292       3,582,656
                                                                   ------------
ELECTRIC UTILITIES (1.6%)
    International Power PLC1                          2,085,000       7,817,578
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
    Firstgroup PLC                                      915,000       3,389,731
                                                                   ------------
INSURANCE (2.3%)
    Prudential PLC                                      673,032      10,827,891
                                                                   ------------
IT CONSULTING & SERVICES (1.0%)
    Misys PLC                                           484,300       4,774,752
                                                                   ------------
MACHINERY (0.8%)
    Enodis PLC                                        1,192,600       3,803,515
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                       ------          -----
COMMON STOCKS (CONT'D)
UNITED KINGDOM (CONT'D)
MEDIA (2.6%)
    Reed International PLC                            1,157,700    $ 12,105,606
                                                                   ------------
PHARMACEUTICALS (4.7%)
    Astrazeneca Group PLC                               230,700      11,630,914
    GlaxoSmithKline PLC1                                374,493      10,572,993
                                                                   ------------
                                                                     22,203,907
                                                                   ------------
ROAD & RAIL (2.0%)
    Railtrack Group PLC                                 684,300       9,455,418
                                                                   ------------
WIRELESS TELECOMMUNICATIONS SERVICES (2.4%)
    Vodafone Group PLC                                3,056,393      11,208,646
                                                                   ------------
    TOTAL UNITED KINGDOM                                            110,963,531
                                                                   ------------
TOTAL COMMON STOCKS (Cost $425,323,710)                             410,860,407
                                                                   ------------
PREFERRED STOCKS (2.6%)
BRAZIL (0.7%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.7%)
    Tele Norte Leste Participacoes SA ADR               145,110       3,310,322
                                                                   ------------
    TOTAL BRAZIL                                                      3,310,322
                                                                   ------------
GERMANY (1.9%)
HEALTHCARE PROVIDERS & SERVICES (0.8%)
    Fresenius Medical Care AG ADR                       218,100       3,475,969
                                                                   ------------
INSURANCE (1.1%)
    Marschollek, Lautenschlaeger und Partner AG          48,800       5,337,514
                                                                   ------------
    TOTAL GERMANY                                                     8,813,483
                                                                   ------------
TOTAL PREFERRED STOCKS (Cost $8,947,262)                             12,123,805
                                                                   ------------
WARRANT (0.4%)
CANADA (0.4%)
INTERNET SOFTWARE & SERVICES (0.4%)
    Wysdom (Cost $1,915,200)1                           168,000       1,915,200
                                                                   ------------
SHORT-TERM INVESTMENTS (12.8%)
    Institutional Money Market Trust                 36,773,535      36,773,535
    RBB Money Market Portfolio                       23,812,756      23,812,756
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $60,586,291)                      60,586,291
                                                                   ------------
TOTAL INVESTMENTS AT VALUE (102.6%)
  (Cost $496,772,463 2)                                             485,485,703

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.6%)                       (12,236,549)
                                                                   ------------
NET ASSETS (100.0%)                                                $473,249,154
                                                                   ============


                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
 1 Non-income producing security.

 2 Cost for federal income tax purposes is  $497,236,028.

               See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (90.2%)
BUSINESS SERVICES (3.3%)
    Acxiom Corp.1                                       473,200  $   18,425,225
    Getty Images, Inc.1                                 337,300      10,793,600
    QRS Corp.1                                          206,750       2,648,984
    Titan Corp.1                                        308,900       5,019,625
                                                                 --------------
                                                                     36,887,434
                                                                 --------------
COMMUNICATIONS & MEDIA (1.5%)
    Seachange International, Inc.1                      488,900       9,930,781
    ValueVision International, Inc.1                    529,500       6,684,937
                                                                 --------------
                                                                     16,615,718
                                                                 --------------
COMPUTERS (15.0%)
    BackWeb Technologies, Ltd.1                         619,500       4,181,625
    Documentum, Inc.1                                   546,120      27,135,337
    FileNet Corp.1                                      235,900       6,428,275
    Informatica Corp.1                                  104,800       4,146,150
    Iona Technologies PLC ADR1                           95,900       6,425,300
    Manugistics Group, Inc.1                            412,000      23,484,000
    Marimba, Inc.1                                      345,500       1,554,750
    National Instruments Corp.1                         313,125      15,206,133
    NetIQ Corp.1                                        133,400      11,655,825
    Peregrine Systems, Inc.1                            819,800      16,191,050
    Planetweb, Inc.1,3                                  726,200       3,950,528
    Radiant Systems, Inc.1                              640,950      13,139,475
    Remedy Corp.1                                       368,300       6,099,969
    RSA Security, Inc.1                                 238,400      12,605,400
    Wind River Systems, Inc.1                           383,500      13,086,937
                                                                 --------------
                                                                    165,290,754
                                                                 --------------
CONSUMER NON-DURABLES (0.6%)
    Footstar, Inc.1                                     123,600       6,118,200
                                                                 --------------
CONSUMER SERVICES (1.1%)
    DeVry, Inc.1                                        319,096      12,045,874
                                                                 --------------
ELECTRONICS (15.3%)
    Alpha Industries, Inc.1                             448,400      16,590,800
    Anadigics, Inc.1                                    344,800       5,646,100
    Apw, Ltd.1                                          563,700      19,024,875
    Asyst Technologies, Inc.1                           404,600       5,436,812
    Avant! Corp.1                                       556,100      10,183,581
    C-Cube Microsystems, Inc.1                          600,300       7,391,194
    Coherent, Inc.1                                     262,200       8,521,500
    Cymer, Inc.1                                        274,800       7,071,806
    DSP Group, Inc.1                                    465,100       9,788,902
    Dupont Photomasks, Inc.1                             71,600       3,783,612
    Emcore Corp.1                                       351,200      16,506,400
    Exar Corp.1                                         309,700       9,595,861

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
ELECTRONICS (CONT'D)
    Mips Technologies, Inc. Class A1                    289,000  $    7,712,687
    Orbotech, Ltd.1                                     186,900       6,973,706
    Photronics, Inc.1                                   454,600      10,654,687
    Plexus Corp.1                                        39,747       1,207,936
    PRI Automation, Inc.1                               268,300       5,030,625
    Sipex Corp.1                                        332,800       7,966,400
    Varian Semiconductor Equipment Associates, Inc.1    263,900       6,267,625
    Veeco Instruments, Inc.1                             70,200       2,816,775
                                                                 --------------
                                                                    168,171,884
                                                                 --------------
ENERGY (2.1%)
    Stone Energy Corp.1                                 355,000      22,915,250
                                                                 --------------
FINANCIAL SERVICES (4.9%)
    Americredit Corp.1                                  539,800      14,709,550
    Enhance Financial Services Group, Inc.              318,700       4,919,931
    Fidelity National Financial, Inc.                   623,600      23,034,225
    Mutual Risk Management, Ltd.                        347,000       5,270,062
    Reinsurance Group of America, Inc.                  157,100       5,577,050
                                                                 --------------
                                                                     53,510,818
                                                                 --------------
FOOD, BEVERAGE & TOBACCO (0.5%)
    Hain Celestial Group, Inc.1                         175,100       5,690,750
                                                                 --------------
HEALTHCARE (18.6%)
    Advance Paradigm, Inc.1                             584,100      26,576,550
    Amerisource Health Corp. Class A1                   510,000      25,755,000
    Bindley Western Industries, Inc.                    555,700      23,096,281
    Caliper Technologies Corp.1                          94,800       4,455,600
    Community Health Care1                              760,800      26,628,000
    Core, Inc.1                                         748,800       2,620,800
    Henry Schein, Inc.1                                 186,000       6,440,250
    LifePoint Hospitals, Inc.1                          151,900       7,613,988
    Manor Care, Inc.1                                   260,100       5,364,563
    MiniMed, Inc.1                                      158,000       6,640,938
    Oxford Health Plans, Inc.1                          479,300      18,932,350
    Province Healthcare Co.1                            440,200      17,332,875
    Renal Care Group, Inc.1                             449,500      12,326,133
    Universal Health Services, Inc. Class B1            186,000      20,785,500
                                                                 --------------
                                                                    204,568,828
                                                                 --------------
LEISURE & ENTERTAINMENT (1.3%)
    American Classic Voyages Co.1                       555,100       7,771,400
    Mandalay Resort Group1                              321,000       7,041,938
                                                                 --------------
                                                                     14,813,338
                                                                 --------------
OIL SERVICES (5.3%)
    Cooper Cameron Corp.1                               186,200      12,300,838
    National-Oilwell, Inc.1                             302,600      11,706,838

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
OIL SERVICES (CONT'D)
    Petroleum Geo-Services ADR1                         751,900  $   10,009,669
    Precision Drilling Corp.1                           346,600      13,019,163
    Smith International, Inc.1                          155,200      11,572,100
    Southern Mineral Corp.1                              35,325         137,768
                                                                 --------------
                                                                     58,746,376
                                                                 --------------
PHARMACEUTICALS (9.9%)
    Aclara Biosciences, Inc.1                           313,400       3,408,225
    Alkermes, Inc.1                                     800,400      25,112,550
    Alpharma, Inc. Class A1                             104,900       4,602,488
    Cell Therapeutics, Inc.1                            233,700      10,531,106
    Inhale Therapeutic Systems, Inc.1                   155,100       7,832,550
    Intermune Pharmaceuticals, Inc.1                     74,800       3,337,950
    Lynx Therapeutics, Inc.1                            346,900       3,122,100
    Maxygen, Inc.1                                      107,800       2,641,100
    Medarex, Inc.1                                      359,700      14,657,775
    Medicis Pharmaceutical Corp. Class A1               309,800      18,316,925
    Praecis Pharmaceuticals, Inc.1                      434,500      12,709,125
    Titan Pharmaceuticals, Inc.1                         73,500       2,599,695
                                                                 --------------
                                                                    108,871,589
                                                                 --------------
RETAIL (1.3%)
    Abercrombie & Fitch Co.1                            292,200       5,844,000
    Barnes & Noble, Inc.1                               324,300       8,593,950
                                                                 --------------
                                                                     14,437,950
                                                                 --------------
TELECOMMUNICATIONS & EQUIPMENT (8.7%)
    Advanced Fibre Communications, Inc.1                428,900       7,747,006
    Aeroflex, Inc.1                                     425,100      12,254,836
    Antec Corp.1                                        499,300       3,947,591
    Audiocodes, Ltd.1                                   393,700       5,339,556
    Clarent Corp.1                                      214,100       2,422,006
    CTC Communications Group, Inc.1                     735,700       3,402,613
    MRV Communications, Inc.1                           284,400       3,803,850
    Polycom, Inc.1                                      379,100      12,202,281
    Powerwave Technologies, Inc.1                       291,400      17,046,900
    Proxim, Inc.1                                       291,700      12,543,100
    Tekelec1                                            495,700      14,871,000
                                                                 --------------
                                                                     95,580,739
                                                                 --------------
TRANSPORTATION (0.8%)
    Atlas Air, Inc.1                                    260,700       8,505,338
                                                                 --------------
TOTAL COMMON STOCKS (Cost $912,559,241)                             992,770,840
                                                                 --------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
WARRANT (0.0%)
    Southern Mineral Corp. 10/13/60 (Cost $31,792)       41,651  $       20,825
                                                                 --------------
SHORT-TERM INVESTMENTS (9.7%)
    Institutional Money Market Trust                 52,201,142      52,201,142
    RBB Money Market Portfolio                       54,869,285      54,869,285
                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS (Cost $107,070,427)                    107,070,427
                                                                 --------------
TOTAL INVESTMENTS AT VALUE (99.9%)
  (Cost $1,019,661,460 2)                                         1,099,862,092

OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                          1,319,528
                                                                 --------------
NET ASSETS (100.0%)                                              $1,101,181,620
                                                                 ==============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
 1 Non-income producing security.
 2 Cost for federal income tax purposes is $1,021,505,527.
 3 Private Placement.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (95.1%)
BRAZIL (0.4%)
WIRELESS TELECOMMUNICATIONS SERVICES (0.4%)
    Celular CRT Participacoes SA1                     2,200,462    $    710,922
                                                                    -----------
    TOTAL BRAZIL                                                        710,922
                                                                    -----------
CANADA (3.6%)
ELECTRICAL EQUIPMENT (0.1%)
    Stuart Energy Systems Corp.1                         23,000         145,472
                                                                   ------------
MACHINERY (0.2%)
    ATS Automation Tooling Systems, Inc.1                25,000         332,887
                                                                   ------------
MEDIA (1.5%)
    Shaw Communications, Inc. Class B                   110,600       2,543,800
                                                                   ------------
PHARMACEUTICALS (0.6%)
    Biovail Corp. ADR1                                   25,700         998,188
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.5%)
    C-MAC Industries, Inc.1                              20,000         887,500
                                                                   ------------
SOFTWARE (0.7%)
    Descartes Systems Group, Inc.1                       51,500       1,217,202
                                                                   ------------
    TOTAL CANADA                                                      6,125,049
                                                                   ------------
FRANCE (1.4%)
COMPUTERS & PERIPHERALS (0.4%)
    Infovista SA1                                        28,000         725,538
                                                                   ------------
MEDIA (1.0%)
    Ipsos SA                                             15,400       1,677,150
                                                                   ------------
    TOTAL FRANCE                                                      2,402,688
                                                                   ------------
GERMANY (1.1%)
MACHINERY (0.9%)
    Jenoptik AG                                          54,000       1,581,764
                                                                   ------------
SOFTWARE (0.2%)
    Telesens AG1                                         14,787         402,598
                                                                   ------------
    TOTAL GERMANY                                                     1,984,362
                                                                   ------------
IRELAND (0.8%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.8%)
    Parthus Technologies PLC1                           507,000       1,321,587
                                                                   ------------
    TOTAL IRELAND                                                     1,321,587
                                                                   ------------
ISRAEL (5.7%)
COMMUNICATION EQUIPMENT (0.7%)
    Gilat Satellite Networks, Ltd.1                      48,200       1,229,100
                                                                   ------------
COMMUNICATIONS EQUIPMENT (0.5%)
    Audiocodes, Ltd.1                                    67,400         914,112
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
ISRAEL (CONT'D)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.6%)
    Amdocs, Ltd.1                                        15,000    $    993,750
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (1.9%)
    Card-Guard Scientific Survival, Ltd.1                48,000       3,110,151
                                                                   ------------
IT CONSULTING & SERVICES (1.4%)
    Check Point Software Technologies, Ltd.1             17,600       2,350,700
                                                                   ------------
PHARMACEUTICALS (0.6%)
    Taro Pharmaceutical Industries, Ltd. ADR1            30,600         950,512
                                                                   ------------
    TOTAL ISRAEL                                                      9,548,325
                                                                   ------------
JAPAN (7.3%)
COMMERCIAL SERVICES & SUPPLIES (1.9%)
    Omega Project Co., Ltd.                             380,000         845,184
    Venture Link Co., Ltd.                               43,000       2,315,674
                                                                   ------------
                                                                      3,160,858
                                                                   ------------
COMPUTERS & PERIPHERALS (1.2%)
    Ferrotec Corp.                                       63,000       1,257,793
    Obic Co., Ltd.                                        4,000         826,269
                                                                   ------------
                                                                      2,084,062
                                                                   ------------
DIVERSIFIED FINANCIALS (0.9%)
    Jafco Co., Ltd.                                      17,000       1,563,047
                                                                   ------------
ELECTRICAL EQUIPMENT (1.4%)
    Furukawa Electric Co., Ltd.                         131,000       2,288,485
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
    Micronics Japan Co., Ltd.                            72,000         977,233
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (0.2%)
    Moritex Corp.                                         9,000         384,588
                                                                   ------------
SPECIALTY RETAIL (0.2%)
    Jac Holdings Co., Ltd.                               28,000         336,147
                                                                   ------------
WIRELESS TELECOMMUNICATIONS SERVICES (0.9%)
    NTT DoCoMo, Inc.1                                        85       1,466,287
                                                                   ------------
    TOTAL JAPAN                                                      12,260,707
                                                                   ------------
NETHERLANDS (0.8%)
OIL & GAS (0.8%)
    Petroplus International NV                           86,526       1,360,676
                                                                   ------------
    TOTAL NETHERLANDS                                                 1,360,676
                                                                   ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
NORWAY (1.0%)
ENERGY EQUIPMENT & SERVICES (0.4%)
    Fred Olsen Energy ASA1                              102,400    $    748,969
                                                                   ------------
OIL & GAS (0.6%)
    Navis ASA1                                          704,500         990,620
                                                                   ------------
    TOTAL NORWAY                                                      1,739,589
                                                                   ------------
SINGAPORE (1.7%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.7%)
Flextronics International, Ltd.1                        102,400       2,918,400
                                                                   ------------
    TOTAL SINGAPORE                                                   2,918,400
                                                                   ------------
SPAIN (2.5%)
DIVERSIFIED FINANCIALS (0.5%)
    Dinamia Capital Privado Sociedad de
      Capital Riesgo SA+                                 84,130         817,494
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (1.2%)
    NH Hoteles SA                                       165,000       2,029,311
                                                                   ------------
IT CONSULTING & SERVICES (0.8%)
    Indra Sistemas SA                                   149,000       1,405,872
                                                                   ------------
    TOTAL SPAIN                                                       4,252,677
                                                                   ------------
SWEDEN (0.8%)
ELECTRICAL EQUIPMENT (0.3%)
    Capio AB1                                            67,500         500,767
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
    Micronic Laser System AB1                            27,100         801,322
                                                                   ------------
    TOTAL SWEDEN                                                      1,302,089
                                                                   ------------
SWITZERLAND (1.3%)
COMPUTERS & PERIPHERALS (1.0%)
    Logitech International SA1                            6,600       1,669,855
                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS (0.3%)
    Gretag Imaging Group                                  5,900         509,719
                                                                   ------------
    TOTAL SWITZERLAND                                                 2,179,574
                                                                   ------------
UNITED KINGDOM (11.1%)
BANKS (0.8%)
    London Pacific Group, Ltd. ADR                      179,900       1,360,494
                                                                   ------------
BIOTECHNOLOGY (0.5%)
    Oxford Glycosciences PLC1                            37,950         856,015
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (0.3%)
    Nestor Healthcare Group PLC                          70,000         512,373
                                                                   ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
UNITED KINGDOM (CONT'D)
DIVERSIFIED FINANCIALS (3.4%)
    3I Group PLC                                        157,900    $  2,920,083
    Amvescap PLC ADR                                     63,750       2,773,125
                                                                   ------------
                                                                      5,693,208
                                                                   ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.7%)
    Skyepharma PLC1                                   1,199,000       1,146,282
                                                                   ------------
HOUSEHOLD DURABLES (1.2%)
    Mentmore Abbey PLC                                  619,900       1,981,654
                                                                   ------------
MEDIA (1.8%)
    EMAP PLC                                             47,600         606,525
    Eyretel PLC1                                        680,500         818,307
    Informa Group PLC                                   175,000       1,568,490
                                                                   ------------
                                                                      2,993,322
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.5%)
    Arc International PLC1                              261,300         882,146
                                                                   ------------
SOFTWARE (1.9%)
    Autonomy Corp. PLC1                                  47,100       1,343,837
    Orchestream Holdings PLC1                           224,700         923,056
    Insignia Solutions, Inc. ADR1                       163,200         775,200
                                                                   ------------
                                                                      3,042,093
                                                                   ------------
    TOTAL UNITED KINGDOM                                             18,467,587
                                                                   ------------
UNITED STATES (55.6%)
BANKS (1.1%)
    Mellon Financial Corp.                               37,100       1,824,856
                                                                   ------------
BIOTECHNOLOGY (3.3%)
    Affymetrix, Inc.1                                    20,100       1,496,194
    Amgen, Inc.1                                         19,300       1,233,994
    Gilead Sciences, Inc.                                16,900       1,401,644
    Millennium Pharmaceuticals, Inc.                     21,800       1,348,875
                                                                   ------------
                                                                      5,480,707
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (1.9%)
    Acxiom Corp.1                                        49,500       1,927,406
    DeVry, Inc.1                                         35,000       1,321,250
                                                                   ------------
                                                                      3,248,656
                                                                   ------------
COMMUNICATIONS EQUIPMENT (3.8%)
    Avanex Corp.1                                        18,700       1,113,819
    CIENA Corp.1                                         37,200       3,027,150
    Cisco Systems, Inc.1                                 35,000       1,338,750
    Stratos Lightwave, Inc.1                             53,200         907,725
                                                                   ------------
                                                                      6,387,444
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
UNITED STATES (CONT'D)
COMPUTERS & PERIPHERALS (1.6%)
    Brocade Communications Systems, Inc.1                 8,400    $    771,225
    Planetweb, Inc.1,3                                  183,800         999,872
    webMethods, Inc.                                     10,000         889,375
                                                                   ------------
                                                                      2,660,472
                                                                   ------------
DIVERSIFIED FINANCIALS (2.1%)
    Gabelli Asset Management, Inc. Class A               48,500       1,609,594
    T. Rowe Price Group, Inc.                            43,500       1,838,555
                                                                   ------------
                                                                      3,448,149
                                                                   ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.8%)
    DiamondCluster International, Inc.                   42,800       1,305,400
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (2.4%)
    Cooper Cameron Corp.1                                33,700       2,226,306
    Nabors Industries, Inc.                              31,200       1,845,480
                                                                   ------------
                                                                      4,071,786
                                                                   ------------
FINANCIAL SERVICES (1.1%)
    Radian Group, Inc.                                   23,600       1,771,475
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (7.8%)
    Advance Paradigm, Inc.1                              85,200       3,876,600
    Community Health Care1                              100,800       3,528,000
    Healthsouth Corp.1                                  107,700       1,756,856
    Lincare Holdings, Inc.1                              30,400       1,734,700
    Manor Care, Inc.1                                    43,800         903,375
    Oxford Health Plans, Inc.1                           21,200         837,400
    Province Healthcare Co.1                             12,100         476,437
                                                                   ------------
                                                                     13,113,368
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (1.0%)
    MGM Mirage, Inc.                                     62,100       1,750,444
                                                                   ------------
HOUSEHOLD DURABLES (2.3%)
    Lennar Corp.                                         48,700       1,765,375
    Polycom, Inc.1                                       44,800       1,442,000
    ValueVision International, Inc.1                     57,900         730,988
                                                                   ------------
                                                                      3,938,363
                                                                   ------------
INSURANCE (1.3%)
    Ambac Financial Group, Inc.                          36,150       2,107,997
                                                                   ------------
INTERNET SOFTWARE & SERVICES (3.8%)
    BEA Systems, Inc.1                                   39,700       2,672,306
    Juniper Networks, Inc.1                              15,900       2,004,394
    Openwave Systems, Inc.1                              35,400       1,696,988
                                                                   ------------
                                                                      6,373,688
                                                                   ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
UNITED STATES (CONT'D)
IT CONSULTING & SERVICES (1.5%)
    BISYS Group, Inc.1                                   49,400    $  2,574,975
                                                                   ------------
MEDIA (7.6%)
    Cablevision Systems Corp. Class A1                   21,000       1,783,688
    Clear Channel Communications, Inc.1                  25,090       1,215,297
    Entravision Communications Corp.1                   107,200       1,969,800
    Getty Images, Inc.1                                  34,700       1,110,400
    Harte-Hanks, Inc.                                    74,800       1,771,825
    MamaMedia, Inc.1,3                                   92,592         499,997
    TMP Worldwide, Inc.1                                 23,200       1,276,000
    USA Networks, Inc.1                                  71,600       1,391,725
    Westwood One, Inc.1                                  89,600       1,730,400
                                                                   ------------
                                                                     12,749,132
                                                                   ------------
OIL & GAS (1.6%)
    Chaparral Resources, Inc.1                            2,778          10,070
    Newfield Exploration Co.1                            55,500       2,632,781
                                                                   ------------
                                                                      2,642,851
                                                                   ------------
PHARMACEUTICALS (4.2%)
    Celgene Corp.1                                       29,500         958,750
    IVAX Corp.1                                          52,000       1,991,600
    PRAECIS Pharmaceuticals, Inc.1                       59,700       1,746,225
    Progenics Pharmaceuticals, Inc.1                     45,700         788,325
    Watson Pharmaceuticals, Inc.1                        30,700       1,571,456
                                                                   ------------
                                                                      7,056,356
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.6%)
    Broadcom Corp. Class A1                              20,400       1,723,800
    KLA-Tencor Corp.1                                    30,300       1,020,731
                                                                   ------------
                                                                      2,744,531
                                                                   ------------
SOFTWARE (3.0%)
    Convera Corp.1                                       76,400       1,356,100
    Documentum, Inc.1                                    44,000       2,186,250
    Intuit, Inc.1                                        36,000       1,419,750
                                                                   ------------
                                                                      4,962,100
                                                                   ------------
SPECIALTY RETAIL (1.1%)
    Barnes & Noble, Inc.1                                69,700       1,847,050
                                                                   ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
UNITED STATES (CONT'D)
WIRELESS TELECOMMUNICATIONS SERVICES (0.7%)
    Redback Networks, Inc.1                              28,600    $  1,172,600
                                                                   ------------
    TOTAL UNITED STATES                                              93,232,400
                                                                   ------------
TOTAL COMMON STOCKS (Cost $161,517,680)                             159,806,632
                                                                   ------------
WARRANT (0.0%)
UNITED KINGDOM (0.0%)
SOFTWARE (0.0%)
    Insignia Solutions, Inc. (Cost $0)1                  81,600               0
                                                                   ------------
SHORT-TERM INVESTMENT (2.2%)
    RBB Money Market Portfolio (Cost $3,631,188)      3,631,188       3,631,188
                                                                   ------------
TOTAL SHORT-TERM INVESTMENT (Cost $3,631,188)

TOTAL INVESTMENTS AT VALUE (97.3%)
  (Cost $165,148,868 2)                                             163,437,820

OTHER ASSETS IN EXCESS OF LIABILITIES (2.7%)                          4,596,585
                                                                   ------------
NET ASSETS (100.0%)                                                $168,034,405
                                                                   ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
 1 Non-income producing security.
 2 Cost for federal income tax purposes is $165,157,247.
 3 Private Placement.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (89.7%)
AEROSPACE & DEFENSE (1.0%)
    Textron, Inc.                                         5,100     $   237,150
                                                                    -----------
BANKS & SAVINGS & LOANS (6.9%)
    Chase Manhattan Corp.                                 8,400         381,675
    Citigroup, Inc.                                       4,400         224,675
    Comerica, Inc.                                        5,500         326,562
    Fleetboston Financial Corp.                           8,200         308,012
    Wells Fargo & Co.                                     7,500         417,656
                                                                    -----------
                                                                      1,658,580
                                                                    -----------
BUSINESS SERVICES (1.4%)
    IMS Health, Inc.                                     12,800         345,600
                                                                    -----------
CAPITAL EQUIPMENT (6.2%)
    American Standard Cos., Inc.1                        12,300         606,544
    Ingersoll-Rand Co.                                    8,200         343,375
    ITT Industries, Inc.                                  9,300         360,375
    Navistar International Corp.1                         6,500         170,219
                                                                    -----------
                                                                      1,480,513
                                                                    -----------
CHEMICALS (1.2%)
    Rohm & Haas Co.                                       8,100         294,131
                                                                    -----------
COMMUNICATIONS & MEDIA (2.4%)
    Comcast Corp. Special Class A1                        8,000         334,000
    Knight-Ridder, Inc.                                   4,200         238,875
                                                                    -----------
                                                                        572,875
                                                                    -----------
COMPUTERS (0.8%)
    Compaq Computer Corp.                                12,300         185,115
                                                                    -----------
CONGLOMERATES (1.8%)
    Harsco Corp.                                          8,100         199,969
    TRW, Inc.                                             5,900         228,625
                                                                    -----------
                                                                        428,594
                                                                    -----------
CONSUMER DURABLES (3.1%)
    Ford Motor Co.                                       12,432         291,375
    Lear Corp.1                                          10,500         260,531
    Visteon Corp.                                        16,783         193,004
                                                                    -----------
                                                                        744,910
                                                                    -----------
ELECTRIC UTILITIES (3.9%)
Allegheny Energy, Inc.                                    9,150         440,916
    American Electric Power Co., Inc.                     2,800         130,200
    Constellation Energy Group                            8,100         365,006
                                                                    -----------
                                                                        936,122
                                                                    -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
ENERGY (10.2%)
    Anadarko Petroleum Corp.                              5,551     $   394,565
    BP Amoco PLC ADR                                      8,900         426,087
    Devon Energy Corp.                                    8,600         524,342
    El Paso Energy Corp.                                  5,600         401,100
    Exxon Mobil Corp.                                     2,700         234,731
    Royal Dutch Petroleum Co.                             5,500         333,094
    Tosco Corp.                                           3,800         128,963
                                                                    -----------
                                                                      2,442,882
                                                                    -----------
FINANCIAL SERVICES (12.5%)
    Allied Capital Corp.                                 20,600         430,025
    American General Corp.                                3,100         252,650
    Fannie Mae                                            6,800         589,900
    Household International, Inc.                         3,600         198,000
    Jefferson-Pilot Corp.                                 3,900         291,525
    Lehman Brothers Holdings, Inc.                        6,900         466,613
    MBIA, Inc.                                            5,000         370,625
    MGIC Investment Corp.                                 3,600         242,775
    Stilwell Financial, Inc.                              4,400         173,525
                                                                    -----------
                                                                      3,015,638
                                                                    -----------
FOOD, BEVERAGE & TOBACCO (6.4%)
    Anheuser-Busch Cos., Inc.                             6,300         286,650
    Conagra Foods, Inc.                                   5,500         143,000
    General Mills, Inc.                                  10,700         476,819
    Keebler Foods Co.                                    10,250         424,734
    Quaker Oats Co.                                       2,100         204,488
                                                                    -----------
                                                                      1,535,691
                                                                    -----------
HEALTHCARE (4.0%)
    Abbott Laboratories                                   6,900         334,219
    Baxter International, Inc.                            5,750         507,797
    Becton, Dickinson & Co.                               3,400         117,725
                                                                    -----------
                                                                        959,741
                                                                    -----------
INDUSTRIAL MFG. & PROCESSING (5.6%)
    Eaton Corp.                                           4,000         300,750
    Johnson Controls, Inc.                                4,600         239,200
    Minnesota Mining & Manufacturing Co.                  3,000         361,500
    Tyco International, Ltd.                              8,200         455,100
                                                                    -----------
                                                                      1,356,550
                                                                    -----------
OFFICE EQUIPMENT & SUPPLIES (1.0%)
    Pitney Bowes, Inc.                                    7,000         231,875
                                                                    -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
OIL SERVICES (5.8%)
    Nabors Industries, Inc.1                              7,500     $   443,625
    Parker Drilling Co.1                                 16,438          83,217
    Pride International, Inc.1                           15,200         374,300
    R & B Falcon Corp.1                                  21,300         488,569
                                                                    -----------
                                                                      1,389,711
                                                                    -----------
PHARMACEUTICALS (3.9%)
    American Home Products Corp.                          4,600         292,330
    Lilly (Eli) & Co.                                     3,300         307,106
    Pharmacia Corp.                                       5,427         331,047
                                                                    -----------
                                                                        930,483
                                                                    -----------
PUBLISHING (1.4%)
    Reader's Digest Association, Inc. Class A             8,800         344,300
                                                                    -----------
RETAIL (6.4%)
    Best Buy Co., Inc.1                                   6,600         195,113
    Federated Department Stores, Inc.1                   10,950         383,250
    Lowe's Cos., Inc.                                     5,000         222,500
    Ross Stores, Inc.                                    13,800         232,875
    Safeway, Inc.1                                        8,200         512,500
                                                                    -----------
                                                                      1,546,238
                                                                    -----------
TELECOMMUNICATIONS & EQUIPMENT (3.3%)
    SBC Communications, Inc.                              8,080         385,820
    Verizon Communications                                5,700         285,713
    Worldcom, Inc.1                                       9,000         126,000
                                                                    -----------
                                                                        797,533
                                                                    -----------
TRANSPORTATION (0.5%)
    Burlington Northern Santa Fe Corp.                    4,100         116,081
                                                                    -----------
TOTAL COMMON STOCKS (Cost $18,491,237)                               21,550,313
                                                                    -----------
PREFERRED STOCK (0.7%)
REAL ESTATE (0.7%)
    Equity Residential Properties Series
       G 7.25% (Convertible)
       (Callable 09/15/02 @ $25.91)
       REIT (Cost $155,519)                               7,300         182,044
                                                                    -----------
SHORT-TERM INVESTMENTS (9.5%)
    Institutional Money Market Trust                  1,108,977       1,108,977
    RBB Money Market Sweep                            1,169,716       1,169,716
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $2,278,693)                        2,278,693
                                                                    -----------
TOTAL INVESTMENTS AT VALUE (99.9%)
  (Cost $20,925,449 2)                                               24,011,050

OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                             22,786
                                                                    -----------
NET ASSETS (100.0%)                                                 $24,033,836
                                                                    ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
 1 Non-income producing security.
 2 Cost for federal income tax purposes is $20,988,297.

               See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (92.4%)
AUSTRALIA (0.0%)
OIL & GAS (0.0%)
    Novus Petroleum, Ltd.1                                  144     $       144
                                                                    -----------
    TOTAL AUSTRALIA                                                         144
                                                                    -----------
BRAZIL (15.4%)
BANKS (0.7%)
    Uniao de Bancos Brasileiros SA GDR                    7,600         223,725
                                                                    -----------
BEVERAGES (1.5%)
    Companhia de Bebidas das Americas (Ambev) ADR        19,175         493,756
                                                                    -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (4.2%)
    Brasil Telecom Participacoes SA ADR                   5,300         312,700
    Embratel Participacoes SA ADR                        21,900         343,556
    Tele Norte Leste Participacoes SA ADR                31,500         718,594
                                                                    -----------
                                                                      1,374,850
                                                                    -----------
FOOD & DRUG RETAILING (1.2%)
    Companhia Brasileira de Distribuicao Grupo
      Pao de Acucar ADR                                  11,200         408,800
                                                                    -----------
METALS & MINING (1.7%)
    Companhia Vale do Rio Doce ADR                       22,000         541,750
                                                                    -----------
OIL & GAS (3.7%)
    Petroleo Brasileiro SA ADR (Preference shares)       17,000         399,109
    Petroleo Brasileiro SA ADR (Common shares)1          32,100         810,525
                                                                    -----------
                                                                      1,209,634
                                                                    -----------
WIRELESS TELECOMMUNICATIONS SERVICES (2.4%)
    Tele Centro Oeste Celular Participacoes SA ADR       15,500         150,156
    Telemig Celular Participacoes SA ADR                  3,600         214,200
    Telesp Celular Participacoes SA ADR                  13,700         369,900
                                                                    -----------
                                                                        734,256
                                                                    -----------
    TOTAL BRAZIL                                                      4,986,771
                                                                    -----------
CHILE (1.6%)
BEVERAGES (0.5%)
    Compania Cervecerias Uni ADR                          7,700         165,550
                                                                    -----------
ELECTRIC UTILITIES (0.6%)
    Enersis SA ADR                                       10,800         190,350
                                                                    -----------
FOOD & DRUG RETAILING (0.5%)
    Distribucion y Servicio D & S SA ADR                  8,800         153,450
                                                                    -----------
    TOTAL CHILE                                                         509,350
                                                                    -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
CHINA (2.8%)
CONSTRUCTION MATERIALS (0.8%)
    Cheung Kong Infrastructure Holdings, Ltd.           164,913     $   271,687
                                                                    -----------
ELECTRIC UTILITIES (1.8%)
    Beijing Datang Power Generation Co., Ltd.           637,101         165,403
    Huaneng Power International, Inc.                   266,545         129,002
    Huaneng Power International, Inc. ADR                16,300         307,663
                                                                    -----------
                                                                        602,068
                                                                    -----------
OIL & GAS (0.2%)
    PetroChina Co., Ltd.                                473,000          78,834
                                                                    -----------
    TOTAL CHINA                                                         952,589
                                                                    -----------
CROATIA (0.2%)
PHARMACEUTICALS (0.2%)
    Pliva GDR                                             6,200          72,850
                                                                    -----------
    TOTAL CROATIA                                                        72,850
                                                                    -----------
GREECE (2.8%)
BANKS (1.3%)
    Alpha Bank SA                                         8,055         273,513
    National Bank of Greece SA                            4,195         157,087
                                                                    -----------
                                                                        430,600
                                                                    -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.5%)
    Hellenic Telecommunications Organization SA ADR      66,500         482,125
                                                                    -----------
    TOTAL GREECE                                                        912,725
                                                                    -----------
HONG KONG (3.9%)
AUTOMOBILES (0.7%)
    Denway Motors, Ltd.1                              1,402,000         244,454
                                                                    -----------
MEDIA (0.4%)
    Phoenix Satellite Television Holdings, Ltd.1        498,000         135,675
                                                                    -----------
INDUSTRIAL CONGLOMERATES (0.4%)
    Citic Pacific, Ltd.                                  41,000         145,341
                                                                    -----------
WIRELESS TELECOMMUNICATIONS SERVICES (2.4%)
    China Mobile, Ltd.1                                 143,500         783,740
                                                                    -----------
    TOTAL HONG KONG                                                   1,309,210
                                                                    -----------
HUNGARY (1.1%)
BANKS (0.2%)
    OTP Bank                                              1,323          74,271
                                                                    -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.6%)
    Matav Rt ADR                                          9,500         194,156
                                                                    -----------
PHARMACEUTICALS (0.3%)
    Gedeon Richter                                        1,500          88,875
                                                                    -----------
    TOTAL HUNGARY                                                       357,302
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
INDIA (5.1%)
BANKS (0.6%)
    State Bank of India, Ltd. GDR                        24,600     $   202,950
                                                                    -----------
CHEMICALS (1.1%)
    Reliance Industries, Ltd. GDR                        22,000         360,250
                                                                    -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.8%)
    Videsh Sanchar Nigam, Ltd. ADR                       20,200         252,500
                                                                    -----------
INDUSTRIAL CONGLOMERATES (0.5%)
    Larsen & Toubro, Ltd. GDR                            17,200         148,350
                                                                    -----------
IT CONSULTING & SERVICES (0.8%)
    Infosys Technologies, Ltd. ADR                        2,800         258,300
                                                                    -----------
METALS & MINING (0.5%)
    Hindalco Industries, Ltd. GDR                         9,300         169,725
                                                                    -----------
TOBACCO (0.8%)
    ITC, Ltd. GDR                                        12,900         248,325
                                                                    -----------
    TOTAL INDIA                                                       1,640,400
                                                                    -----------
INDONESIA (0.0%)
FOOD PRODUCTS (0.0%)
    PT Indofood Sukses Makmur1                           32,500           2,603
                                                                    -----------
    TOTAL INDONESIA                                                       2,603
                                                                    -----------
ISRAEL (2.6%)
COMMUNICATIONS EQUIPMENT (0.3%)
    ECI Telecom, Ltd.                                     6,900          96,492
                                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.4%)
    Orbotech, Ltd.1                                      12,691         473,533
                                                                    -----------
IT CONSULTING & SERVICES (0.9%)
    Check Point Software Technologies, Ltd.1              2,126         283,954
                                                                    -----------
    TOTAL ISRAEL                                                        853,979
                                                                    -----------
MALAYSIA (3.4%)
BANKS (1.6%)
    Malayan Banking Berhad                              123,400         438,390
    Public Bank Berhad                                   92,755          72,251
                                                                    -----------
                                                                        510,641
                                                                    -----------
ELECTRIC UTILITIES (0.2%)
    Tenaga Nasional Berhad                               26,677          81,434
                                                                    -----------
HOTELS RESTAURANTS & LEISURE (0.6%)
    Genting Berhad                                       42,085         104,104
    Tanjong PLC                                          58,000         109,130
                                                                    -----------
                                                                        213,234
                                                                    -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
MALAYSIA (CONT'D)
INDUSTRIAL CONGLOMERATES (0.4%)
    Sime Darby Berhad                                   100,176     $   125,482
                                                                    -----------
TOBACCO (0.6%)
    British American Tobacco Berhad                      21,680         199,682
                                                                    -----------
    TOTAL MALAYSIA                                                    1,130,473
                                                                    -----------
MEXICO (11.7%)
BANKS (1.8%)
    Grupo Financiero Banamex Accival SA de
      CV Class O1                                       236,613         389,080
    Grupo Financiero Bancomer SA de CV Class O1         339,522         187,985
                                                                    -----------
                                                                        577,065
                                                                    -----------
BEVERAGES (1.8%)
    Coca-Cola Femsa SA ADR                                9,376         209,788
    Grupo Modelo SA de CV Series C                      139,735         369,388
                                                                    -----------
                                                                        579,176
                                                                    -----------
CONSTRUCTION MATERIALS (0.7%)
    Cemex SA de CV ADR                                   12,126         219,026
                                                                    -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (4.2%)
    Telefonos de Mexicano SA de CV ADR                   30,060       1,356,458
                                                                    -----------
MEDIA (0.9%)
    Grupo Televisa SA de CV GDR1                          6,600         296,588
                                                                    -----------
MULTILINE RETAIL (1.2%)
    Wal-Mart de Mexico SA de CV ADR1                     20,500         407,930
                                                                    -----------
PAPER & FOREST PRODUCTS (0.5%)
    Kimberly-Clark de Mexico SA de CV ADR                12,337         163,063
                                                                    -----------
WIRELESS TELECOMMUNICATIONS SERVICES (0.6%)
    Grupo Iusacell SA de CV ADR1                         20,472         199,602
                                                                    -----------
    TOTAL MEXICO                                                      3,798,908
                                                                    -----------
POLAND (2.0%)
BANKS (0.5%)
    Bank Polska Kasa Opieki SA1                          10,497         158,755
                                                                    -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.0%)
    Telekomunikacja Polska                               48,913         326,675
                                                                    -----------
OIL & GAS (0.5%)
    Polski Koncern Naftowy Orlen SA                      29,865         162,602
                                                                    -----------
    TOTAL POLAND                                                        648,032
                                                                    -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
RUSSIA (1.9%)
ELECTRIC UTILITIES (0.4%)
    Unified Energy Systems ADR                           15,500     $   127,100
                                                                    -----------
OIL & GAS (1.5%)
    Lukoil Holding ADR                                    7,000         259,000
    Surgutneftegaz ADR1                                  21,400         222,560
                                                                    -----------
                                                                        481,560
                                                                    -----------
TOTAL RUSSIA                                                            608,660
                                                                    -----------
SOUTH AFRICA (9.1%)
BANKS (1.8%)
    Standard Bank Investment Corp., Ltd.                142,589         574,498
                                                                    -----------
BEVERAGES (1.0%)
    South African Breweries PLC                          45,391         318,995
                                                                    -----------
DIVERSIFIED FINANCIALS (0.4%)
    Johnnic Holdings, Ltd.                               10,777         118,589
                                                                    -----------
INDUSTRIAL CONGLOMERATES (1.4%)
    Imperial Holdings, Ltd.1                             55,571         442,658
                                                                    -----------
INSURANCE (1.8%)
    Liberty Group, Ltd.                                  64,567         575,728
                                                                    -----------
METALS & MINING (2.7%)
    Anglo American Platinum Corp., Ltd.                   7,700         358,044
    Anglogold, Ltd.                                       7,564         220,824
    De Beers Consolidated Mines, Ltd. ADR                11,700         312,975
                                                                    -----------
                                                                        891,843
                                                                    -----------
    TOTAL SOUTH AFRICA                                                2,922,311
                                                                    -----------
SOUTH KOREA (13.8%)
BANKS (2.4%)
    H&CB                                                 13,066         296,438
    Kookmin Bank                                         42,020         494,939
                                                                    -----------
                                                                        791,377
                                                                    -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (2.9%)
    Korea Telecom Corp.                                   5,475         289,980
    Korea Telecom Corp. ADR                              21,100         654,100
                                                                    -----------
                                                                        944,080
                                                                    -----------
ELECTRIC UTILITIES (2.0%)
    Korea Electric Power Corp.                           31,980         596,623
    Korea Electric Power Corp. ADR                        4,000          41,000
                                                                    -----------
                                                                        637,623
                                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
    Samsung Electro-Mechanics Co.1                        6,810         184,651
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
SOUTH KOREA (CONT'D)
METALS & MINING (0.8%)
    Pohang Iron & Steel Co., Ltd.                         1,660     $   100,387
    Pohang Iron & Steel, Ltd. ADR                         9,700         150,956
                                                                    -----------
                                                                        251,343
                                                                    -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.2%)
    Samsung Electronics Co.                               5,828         727,924
                                                                    -----------
WIRELESS TELECOMMUNICATIONS SERVICES (2.9%)
    SK Telecom Co., Ltd.                                    559         111,800
    SK Telecom Co., Ltd. ADR                             35,800         843,538
                                                                    -----------
                                                                        955,338
                                                                    -----------
    TOTAL SOUTH KOREA                                                 4,492,336
                                                                    -----------
TAIWAN (12.1%)
BANKS (1.4%)
    Bank Sinopac                                        478,600         206,156
    Chinatrust Commercial Bank1                         430,000         258,660
                                                                    -----------
                                                                        464,816
                                                                    -----------
CHEMICALS (1.1%)
    Formosa Plastics Corp.                              259,000         353,872
                                                                    -----------
COMPUTERS & PERIPHERALS (1.3%)
    Acer Communications & Multimedia, Inc.               65,000          66,411
    Asustek Computer, Inc.                               74,000         222,568
    Quanta Computer, Inc.                                49,000         128,862
                                                                    -----------
                                                                        417,841
                                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
    Delta Electronics, Inc.                              27,000          84,472
    Hon Hai Precision Industry Co., Ltd.                 29,600         150,317
                                                                    -----------
                                                                        234,789
                                                                    -----------
INSURANCE (0.7%)
    Cathay Life Insurance Co., Ltd.                     126,000         220,906
                                                                    -----------
METALS & MINING (0.4%)
    China Steel Corp.                                   205,000         123,315
                                                                    -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.1%)
    Taiwan Semiconductor Manufacturing Co.1             329,292         791,328
    United Microelectronics Co., Ltd.1                  430,080         625,320
    Via Technologies, Inc.1                              38,000         205,610
    Winbond Electronics Corp.1                           52,536          50,341
                                                                    -----------
                                                                      1,672,599
                                                                    -----------
TEXTILES & APPAREL (1.4%)
    Far East Textile, Ltd.                              658,000         465,425
                                                                    -----------
    TOTAL TAIWAN                                                      3,953,563
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
TURKEY (1.8%)
BANKS (1.3%)
    Dogan Yayin Holding AS1                          32,645,098     $   226,465
    Yapi ve Kredi Bankasi AS1                        36,980,174         190,335
                                                                    -----------
                                                                        416,800
                                                                    -----------
DIVERSIFIED FINANCIALS (0.0%)
    Koc Holdings AS                                      71,884           3,056
                                                                    -----------
WIRELESS TELECOMMUNICATIONS SERVICES (0.5%)
    Turkcell Iletisim Hizmetleri AS ADR1                 21,300         149,100
                                                                    -----------
    TOTAL TURKEY                                                        568,956
                                                                    -----------
UNITED KINGDOM (1.2%)
BANKS (1.2%)
    HSBC Holdings PLC                                    27,600         408,697
                                                                    -----------
TOTAL COMMON STOCKS (Cost $34,209,120)                               30,129,859
                                                                    -----------
PREFERRED STOCKS (1.0%)
BRAZIL (1.0%)
BANKS (1.0%)
    Banco Itau SA                                     3,314,417         314,446
                                                                    -----------
OIL & GAS (0.0%)
    Petroleo Brasileiro SA                                  147           3,451
                                                                    -----------
    TOTAL BRAZIL                                                        317,897
                                                                    -----------
TAIWAN (0.0%)
BANKS (0.0%)
    Taishin International Bank1                             750             230
                                                                    -----------
TOTAL PREFERRED STOCKS (Cost $254,069)                                  318,127
                                                                    -----------
RIGHT (0.0%)
THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.0%)
    Telecomasia Corp. Public Co., Ltd. (Cost $0)         50,021               0
                                                                    -----------
SHORT-TERM INVESTMENTS (9.6%)
    Institutional Money Market Trust                  1,517,046       1,517,046
    RBB Money Market Portfolio                        1,626,402       1,626,402
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,143,448)                        3,143,448
                                                                    -----------
TOTAL INVESTMENTS AT VALUE (103.0%)
  (Cost $37,606,637 2)                                               33,591,434

LIABILITIES IN EXCESS OF OTHER ASSETS (-3.0%)                          (987,503)
                                                                    -----------
NET ASSETS (100.0%)                                                 $32,603,931
                                                                    ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
                         GDR = Global Depository Receipt
--------------------------------------------------------------------------------
 1  Non-income producing security.

 2  Cost for federal income tax purposes is $38,855,761.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (93.9%)
BANKS & SAVINGS & LOANS (2.2%)
    National Commerce Bancorporation                     24,000     $   594,000
    Wilmington Trust Corp.                               10,000         620,625
                                                                    -----------
                                                                      1,214,625
                                                                    -----------
BUILDING & BUILDING MATERIALS (1.2%)
    Lennar Corp.                                         18,000         652,500
                                                                    -----------
BUSINESS SERVICES (8.6%)
    Advo, Inc.                                           10,000         443,750
    Ahl Services, Inc.1                                  45,000         452,812
    Commerce One, Inc.1                                  13,500         341,719
    Concord EFS, Inc.1                                   12,600         553,612
    DiamondCluster International, Inc.1                  16,200         494,100
    Express Scripts, Inc. Class A1                        6,800         695,300
    Heico Corp.                                          30,000         468,750
    Nova Corp.1                                          24,000         478,500
    On Assignment, Inc.1                                 23,300         664,050
    Paychex, Inc.                                         5,000         243,125
                                                                    -----------
                                                                      4,835,718
                                                                    -----------
COMMUNICATIONS & MEDIA (0.5%)
    Seachange International, Inc.1                       13,800         280,312
                                                                    -----------
COMPUTERS (5.3%)
    BEA Systems, Inc.1                                   13,000         875,062
    Mercator Software, Inc.1                             25,900         139,212
    Mercury Interactive Corp.                             4,800         433,200
    National Instruments Corp.1                           9,400         456,487
    NetIQ Corp.1                                          7,100         620,362
    Tech Data Corp.1                                     16,400         443,569
                                                                    -----------
                                                                      2,967,892
                                                                    -----------
CONSUMER NON-DURABLES (0.6%)
    Jones Apparel Group, Inc.1                           10,000         321,875
                                                                    -----------
CONSUMER SERVICES (2.5%)
    DeVry, Inc.1                                         13,000         490,750
    ITT Educational Services, Inc.1                      19,900         437,800
    Sylvan Learning Systems, Inc.1                       32,500         481,406
                                                                    -----------
                                                                      1,409,956
                                                                    -----------
ELECTRONICS (12.5%)
    Alpha Industries, Inc.1                              12,000         444,000
    Applied Micro Circuits Corp.1                         4,300         322,702
    Celestica, Inc.1                                      8,600         466,550
    Coherent, Inc.1                                      10,000         325,000
    Emulex Corp.1                                        10,000         799,375
    Finisar Corp.1                                       19,200         556,800

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
ELECTRONICS (CONT'D)
    Intersil Holding Corp.1                              17,500     $   401,406
    KLA-Tencor Corp.1                                    15,500         522,156
    LAM Research Corp.1                                  30,000         435,000
    Maxim Integrated Products, Inc.1                      6,400         306,000
    Novellus Systems, Inc.1                              15,000         539,062
    Qlogic Corp.1                                         7,400         569,800
    Rf Micro Devices, Inc.1                                 500          13,719
    Sawtek, Inc.1                                        10,000         461,875
    Semtech Corp.1                                       15,400         339,762
    Transwitch Corp.1                                    12,600         492,975
                                                                    -----------
                                                                      6,996,182
                                                                    -----------
ENERGY (5.6%)
    Apache Corp.                                         11,200         784,700
    Calpine Corp.1                                       11,200         504,700
    Eog Resources, Inc.                                  11,700         639,844
    Newfield Exploration Co.1                            11,000         521,812
    Noble Affiliates, Inc.                               14,500         667,000
                                                                    -----------
                                                                      3,118,056
                                                                    -----------
FINANCIAL SERVICES (11.7%)
    Ambac Financial Group, Inc.                          11,700         682,256
    Arthur J. Gallagher & Co.                             8,000         509,000
    Blackrock, Inc.1                                     13,500         567,000
    Everest Reinsurance Holdings                         11,000         787,875
    Indymac Bancorp, Inc.                                27,400         808,300
    Jefferson-Pilot Corp.                                 7,000         523,250
    MGIC Investment Corp.                                 5,000         337,187
    Partnerre, Ltd. ADR                                  11,200         683,200
    Radian Group, Inc.                                    7,500         562,969
    Reinsurance Group of America, Inc.                   14,500         514,750
    Trenwick Group, Ltd.                                 23,500         583,094
                                                                    -----------
                                                                      6,558,881
                                                                    -----------
FOOD, BEVERAGE & TOBACCO (0.7%)
    Adolph Coors Co., Class B                             4,900         393,531
                                                                    -----------
GAS UTILITIES (1.0%)
    Dynegy, Inc.                                         10,000         560,625
                                                                    -----------
HEALTHCARE (16.2%)
    ALZA Corp.1                                          16,000         680,000
    Caliper Technologies Corp.1                           9,800         460,600
    Caremark Rx, Inc.1                                   71,000         962,938
    Community Health Care1                               23,000         805,000
    Health Management Associates, Inc. Class A1          30,000         622,500
    Health Net, Inc.1                                    32,000         838,000
    IVAX Corp.1                                          29,600       1,133,680

                 See Accompanying Notes to Financial Statements
                                       47

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
HEALTHCARE (CONT'D)
    King Pharmaceuticals, Inc.1                          15,800     $   816,663
    Mid Atlantic Medical Services, Inc.1                 40,700         806,369
    Tenet Healthcare Corp.1                              21,100         937,631
    Wellpoint Health Networks, Inc.1                      8,500         979,625
                                                                    -----------
                                                                      9,043,006
                                                                    -----------
INDUSTRIAL MFG. & PROCESSING (1.0%)
    Oplink Communications, Inc.1                         31,000         556,063
                                                                    -----------
OIL SERVICES (2.9%)
    Nabors Industries, Inc.1                              9,100         538,265
    Pogo Producing Co.                                   22,000         684,750
    Pride International, Inc.1                           16,300         401,388
                                                                    -----------
                                                                      1,624,403
                                                                    -----------
PHARMACEUTICALS (11.6%)
    Aclara Biosciences, Inc.1                            26,300         286,013
    Applera Corp. - Applied Biosystems Group              5,500         517,344
    Bergen Brunswig Corp. Class A                        16,000         253,280
    Biovail Corp. ADR1                                   13,600         528,224
    Celgene Corp.1                                       15,000         487,500
    Cephalon, Inc.1                                      10,600         671,113
    Elan Corp. PLC ADR                                   11,200         524,300
    Enzon, Inc.1                                          9,000         558,563
    Human Genome Sciences, Inc.1                          6,000         415,875
    IDEC Pharmaceuticals Corp.1                           3,400         644,513
    Inhale Therapeutic Systems, Inc.1                    11,000         555,500
    Kos Pharmaceuticals1                                 32,500         572,813
    Millennium Pharmaceuticals, Inc.1                     8,000         495,000
                                                                    -----------
                                                                      6,510,038
                                                                    -----------
PUBLISHING (1.5%)
    Scholastic Corp.1                                     9,400         833,075
                                                                    -----------
REAL ESTATE (0.9%)
    Boston Properties, Inc.                              12,000         522,000
                                                                    -----------
RETAIL (1.3%)
    Abercrombie & Fitch Co.1                              6,700         134,000
    TJX Cos., Inc.                                       10,000         277,500
    Too, Inc.1                                           24,000         300,000
                                                                    -----------
                                                                        711,500
                                                                    -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS (CONT'D)
TELECOMMUNICATIONS & EQUIPMENT (5.1%)
    Audiocodes, Ltd.                                     23,122     $   313,592
    Plantronics, Inc.                                    10,000         470,000
    Polycom, Inc.                                        17,100         550,406
    Powerwave Technologies, Inc.                         12,100         707,850
    Stratos Lightwave, Inc.                              19,500         332,719
    Tekelec                                              16,200         486,000
                                                                    -----------
                                                                      2,860,567
                                                                    -----------
TRANSPORTATION (1.0%)
    Expeditors International of Washington, Inc.         10,000         536,875
                                                                    -----------
TOTAL COMMON STOCKS (Cost $48,349,401)                               52,507,680
                                                                    -----------
SHORT-TERM INVESTMENTS (7.2%)
    Institutional Money Market Trust                  1,240,990       1,240,990
    RBB Money Market Portfolio                        2,770,474       2,770,474
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $4,011,464)                        4,011,464
                                                                    -----------
TOTAL INVESTMENTS AT VALUE (101.1%)
  (Cost $52,360,865 2)                                               56,519,144

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.1%)                          (637,026)
                                                                    -----------
NET ASSETS (100.0%)                                                 $55,882,118
                                                                    ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
 1  Non-income producing security.
 2  Cost for federal income tax purposes is $52,530,813.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
For the Period Ended December 31, 2000
--------------------------------------------------------------------------------

                                                                  INTERNATIONAL      SMALL COMPANY     GLOBAL POST-VENTURE
                                                                 EQUITY PORTFOLIO   GROWTH PORTFOLIO    CAPITAL PORTFOLIO
                                                                 ----------------   ----------------    -----------------
ASSETS
    Investments at value (Cost - $496,772,463,
      $1,019,661,460 and $165,148,868, respectively)               $485,485,703      $1,099,862,092        $163,437,820
    Foreign currency (Cost - $1,043,169, $0 and
      $13,435, respectively)                                          1,043,015                   0              13,432
    Receivable for investments sold                                   2,735,619           9,809,773           6,138,366
    Receivable for fund shares sold                                      18,953           8,459,381             549,986
    Dividends, interest and reclaims receivable                         933,140             355,051              73,142
    Prepaid expenses and other assets                                    20,381              40,802               9,958
                                                                   ------------      --------------        ------------
      Total Assets                                                  490,236,811       1,118,527,099         170,222,704
                                                                   ------------      --------------        ------------
LIABILITIES
    Advisory fee payable                                                406,959             819,533             140,470
    Administrative fee payable                                           40,684              91,059              14,490
    Directors' fee payable                                                    0                   0                   0
    Payable for investments purchased                                         0          15,751,185           1,023,375
    Accrued expenses payable                                            202,160             191,168              57,415
    Payable for fund shares redeemed                                 16,329,619             465,678             952,425
    Dividend/Distribution payable                                         8,235              26,856                  10
    Other liabilities                                                         0                   0                 114
                                                                   ------------      --------------        ------------
      Total Liabilities                                              16,987,657          17,345,479           2,188,299
                                                                   ------------      --------------        ------------
NET ASSETS
    Capital stock, $ .001 par value                                      44,093              66,032              12,347
    Paid-in capital                                                 489,728,238       1,058,826,154         178,378,509
    Accumulated undistributed net investment loss                      (579,182)                  0             (25,171)
    Accumulated net realized loss from
      investments and foreign currency transactions                  (4,664,096)        (37,911,196)         (8,637,412)
    Net unrealized appreciation (depreciation) from
      investments and foreign currency translations                 (11,279,899)         80,200,630          (1,693,868)
                                                                   ------------      --------------        ------------
      Net Assets                                                   $473,249,154      $1,101,181,620        $168,034,405
                                                                   ============      ==============        ============
NET ASSET VALUE
    Net assets                                                     $473,249,154      $1,101,181,620        $168,034,405
                                                                   ------------      --------------        ------------
    Shares outstanding                                               44,093,315          66,032,516          12,337,633
                                                                   ------------      --------------        ------------
    Net asset value, offering price and
      redemption price per share                                         $10.73              $16.68              $13.62
                                                                         ======              ======              ======

                                                                    VALUE             EMERGING            EMERGING
                                                                  PORTFOLIO       MARKETS PORTFOLIO    GROWTH PORTFOLIO
                                                                 -----------      -----------------    ----------------
ASSETS
    Investments at value (Cost - $20,925,449,
      $37,606,637 and $52,360,865, respectively)                 $24,011,050         $33,591,434         $56,519,144
    Foreign currency (Cost -  $7, $195,304 and
      $0, respectively)                                                    7             195,492                   0
    Receivable for investments sold                                        0                   0           1,313,731
    Receivable for fund shares sold                                   37,764              39,714                   0
    Dividends, interest and reclaims receivable                       37,059              57,035              23,141
    Prepaid expenses and other assets                                  6,407               6,442               7,708
                                                                 -----------         -----------         -----------
      Total Assets                                                24,092,287          33,890,117          57,863,724
                                                                 -----------         -----------         -----------
LIABILITIES
    Advisory fee payable                                              14,265              24,451              58,455
    Administrative fee payable                                         1,947               2,776               4,503
    Directors' fee payable                                                50                  50                 150
    Payable for investments purchased                                      0             156,302           1,114,441
    Accrued expenses payable                                          12,640              23,986              17,523
    Payable for fund shares redeemed                                  27,270           1,065,042             786,534
    Dividend/Distribution payable                                      2,279              13,153                   0
    Other liabilities                                                      0                 426                   0
                                                                 -----------         -----------         -----------
      Total Liabilities                                               58,451           1,286,186           1,981,606
                                                                 -----------         -----------         -----------
NET ASSETS
    Capital stock, $ .001 par value                                    1,894               3,493               4,344
    Paid-in capital                                               21,670,972          42,937,134          60,392,482
    Accumulated undistributed net investment loss                          0             (45,517)                  0
    Accumulated net realized loss from
      investments and foreign currency transactions                 (724,631)         (6,276,281)         (8,672,988)
    Net unrealized appreciation (depreciation) from
      investments and foreign currency translations                3,085,601          (4,014,898)          4,158,280
                                                                 -----------         -----------         -----------
      Net Assets                                                 $24,033,836         $32,603,931         $55,882,118
                                                                 ===========         ===========         ===========
NET ASSET VALUE
    Net assets                                                   $24,033,836         $32,603,931         $55,882,118
                                                                 -----------         -----------         -----------
    Shares outstanding                                             1,894,446           3,492,920           4,344,223
                                                                 -----------         -----------         -----------
    Net asset value, offering price and
      redemption price per share                                      $12.69               $9.33              $12.86
                                                                      ======               =====              ======



                 See Accompanying Notes to Financial Statements

                                    50 and 51

WARBURG PINCUS TRUST
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------


                                                  INTERNATIONAL     SMALL COMPANY   GLOBAL POST-VENTURE
                                                EQUITY PORTFOLIO   GROWTH PORTFOLIO  CAPITAL PORTFOLIO
                                                ----------------   ---------------- -------------------
INVESTMENT INCOME:
    Dividends                                     $   8,687,165     $      80,891      $    408,059
    Interest                                          2,981,351         7,204,270           861,267
    Litigation Income                                         0             2,069                 0
    Foreign taxes withheld                             (689,125)                0           (29,924)
                                                  -------------     -------------      ------------
      Total investment income                        10,979,391         7,287,230         1,239,402
                                                  -------------     -------------      ------------
EXPENSES:
    Investment Advisory fees                          5,896,704        12,270,202         2,385,567
    Administrative services fees                      1,222,196         2,518,883           397,012
    Custodian/Sub-custodian fees                        422,092           224,484            72,178
    Printing fees                                        72,369           147,296            12,590
    Legal fees                                           46,183            92,462            14,706
    Audit fees                                           31,400            30,289            18,399
    Interest expense                                     24,306            12,611             1,271
    Insurance expense                                     7,263            15,145             3,348
    Organizational costs                                  6,047            11,260                 0
    Directors fees                                        3,811             4,409             2,507
    Transfer Agent fees                                 (19,547)          (49,959)            5,591
    Miscellaneous expense                                27,560            70,819             8,858
                                                  -------------     -------------      ------------
                                                      7,740,474        15,347,901         2,922,027
                                                  -------------     -------------      ------------
    Less: fees waived, expenses reimbursed and
      transfer agent fee offsets                        (99,594)         (233,826)         (250,192)
                                                  -------------     -------------      ------------
      Total expenses                                  7,640,880        15,114,075         2,671,835
                                                  -------------     -------------      ------------
        Net investment income (loss)                  3,338,511        (7,826,845)       (1,432,433)
                                                  -------------     -------------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS AND
  FOREIGN CURRENCY RELATED ITEMS
    Net realized gain (loss) from investments
      (net of capital gains taxes
      of $38,979 for Emerging Markets)               40,090,419       126,690,029        15,973,483
    Net realized loss from foreign
      currency transactions                            (701,468)                0           (95,391)
    Net change in unrealized appreciation
      (depreciation) from  investments             (193,647,544)     (398,811,222)      (60,524,553)
    Net change in unrealized appreciation
      (depreciation) from foreign currency
      translations                                       44,150                 0            17,196
                                                  -------------     -------------      ------------
    Net realized and unrealized gain (loss)
      from investments and foreign currency
      related items                                (154,214,443)     (272,121,193)      (44,629,265)
                                                  -------------     -------------      ------------
    Net increase (decrease) in net assets
      resulting from operations                   $(150,875,932)    $(279,948,038)     $(46,061,698)
                                                  =============     =============      ============

                                                   VALUE          EMERGING          EMERGING
                                                 PORTFOLIO   MARKETS PORTFOLIO   GROWTH PORTFOLIO
                                                ----------   -----------------   -----------------
INVESTMENT INCOME:
    Dividends                                   $  372,707      $  1,094,438       $    81,776
    Interest                                       100,207           195,991           196,787
    Litigation Income                                   38                 0                 0
    Foreign taxes withheld                          (3,480)          (79,081)                0
                                                ----------      ------------       -----------
      Total investment income                      469,472         1,211,348           278,563
                                                ----------      ------------       -----------
EXPENSES:
    Investment Advisory fees                       166,679           393,749           311,830
    Administrative services fees                    53,924            76,822            73,379
    Custodian/Sub-custodian fees                    19,031            31,465            33,728
    Printing fees                                   25,230                 0            15,655
    Legal fees                                       1,143             2,621             2,883
    Audit fees                                      15,850            16,299             5,577
    Interest expense                                    87             2,042               323
    Insurance expense                                2,077             2,069             2,092
    Organizational costs                                 0                 0                 0
    Directors fees                                   2,428             3,038             2,538
    Transfer Agent fees                             (3,536)            1,798               233
    Miscellaneous expense                            2,036             1,813             1,944
                                                ----------      ------------       -----------
                                                   284,949           531,716           450,182
                                                ----------      ------------       -----------
    Less: fees waived, expenses reimbursed and
      transfer agent fee offsets                   (62,711)          (90,717)          (17,084)
                                                ----------      ------------       -----------
      Total expenses                               222,238           440,999           433,098
                                                ----------      ------------       -----------
        Net investment income (loss)               247,234           770,349          (154,535)
                                                ----------      ------------       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS AND
  FOREIGN CURRENCY RELATED ITEMS
    Net realized gain (loss) from investments
      (net of capital gains taxes
      of $38,979 for Emerging Markets)            (662,205)       (6,263,559)       (8,671,474)
    Net realized loss from foreign
      currency transactions                              0          (181,693)                0
    Net change in unrealized appreciation
      (depreciation) from  investments           2,352,749        (7,628,116)        3,231,267
    Net change in unrealized appreciation
      (depreciation) from foreign currency
      translations                                       0            20,868                 0
                                                ----------      ------------       -----------
    Net realized and unrealized gain (loss)
      from investments and foreign currency
      related items                              1,690,544       (14,052,500)       (5,440,207)
                                                ----------      ------------       -----------
    Net increase (decrease) in net assets
      resulting from operations                 $1,937,778      $(13,282,151)      $(5,594,742)
                                                ==========      ============       ===========


                 See Accompanying Notes to Financial Statements.

                                    52 and 53

WARBURG PINCUS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                 INTERNATIONAL EQUITY PORTFOLIO           SMALL COMPANY GROWTH PORTFOLIO
                                               -----------------------------------      ----------------------------------

                                                    FOR THE            FOR THE             FOR THE             FOR THE
                                                  YEAR ENDED         YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                 DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                    2000                1999                 2000                1999
                                               ---------------     ---------------      --------------      --------------
FROM OPERATIONS:
  Net Investment Income (loss)                 $     3,338,511     $     2,539,419      $   (7,826,845)     $   (5,595,002)
  Net realized gain (loss) from investments
    and foreign currency transactions               39,388,951          57,482,805         126,690,029         163,829,479
  Net change in unrealized appreciation
    (depreciation) from investments and
    foreign currency translations                 (193,603,394)        149,553,409        (398,811,222)        339,691,475
                                               ---------------     ---------------      --------------      --------------
    Net increase (decrease) in net assets
      resulting from operations                   (150,875,932)        209,575,633        (279,948,038)        497,925,952
                                               ---------------     ---------------      --------------      --------------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              (3,216,225)         (2,649,195)                  0                   0
  Dividends in excess of net
    investment income                                        0          (2,482,363)                  0                   0
  Distributions from net realized gains            (61,618,854)                  0        (208,159,269)        (35,522,021)
  Distributions in excess of net
    realized gains                                           0                   0         (36,471,255)                  0
  Return of capital                                   (239,657)                  0                   0                   0
                                               ---------------     ---------------      --------------      --------------
    Net decrease in net assets from
      dividends and distributions                  (65,074,736)         (5,131,558)       (244,630,524)        (35,522,021)
                                               ---------------     ---------------      --------------      --------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                   2,002,834,057       1,305,822,809         620,924,871         283,714,477
  Reinvested dividends and distribution             65,066,500           5,130,825         244,603,668          35,522,021
  Net asset value of shares redeemed            (1,989,248,121)     (1,264,974,781)       (512,309,944)       (244,001,007)
                                               ---------------     ---------------      --------------      --------------
  Net increase in net assets from
    capital share transactions                      78,652,436          45,978,853         353,218,595          75,235,491
                                               ---------------     ---------------      --------------      --------------
    Net increase (decrease)
      in net assets                               (137,298,232)        250,422,928        (171,359,967         537,639,422

NET ASSETS:
  Beginning of period                              610,547,386         360,124,458       1,272,541,587         734,902,165
                                               ---------------     ---------------      --------------      --------------
  End of Period                                $   473,249,154     $   610,547,386      $1,101,181,620      $1,272,541,587
                                               ===============     ===============      ==============      ==============
  UNDISTRIBUTED NET INVESTMENT
    INCOME/(LOSS)                              $      (579,182)    $             0      $            0      $            0
                                               ===============     ===============      ==============      ==============




                                                       GLOBAL POST-VENTURE                            VALUE
                                                        CAPITAL PORTFOLIO                           PORTFOLIO
                                               ---------------------------------        --------------------------------

                                                  FOR THE              FOR THE            FOR THE              FOR THE
                                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                DECEMBER 31,        DECEMBER 31,        DECEMBER 31,         DECEMBER 31,
                                                    2000                1999                2000                1999
                                               -------------       -------------        ------------         -----------
FROM OPERATIONS:
  Net Investment Income (loss)                 $  (1,432,433)      $    (666,292)       $    247,234         $   176,782
  Net realized gain (loss) from investments
    and foreign currency transactions             15,878,092           2,500,790            (662,205)            971,681
  Net change in unrealized appreciation
    (depreciation) from investments and
    foreign currency translations                (60,507,357)         46,728,153           2,352,749            (475,962)
                                               -------------       -------------        ------------         -----------
    Net increase (decrease) in net assets
      resulting from operations                  (46,061,698)         48,562,651           1,937,778             672,501
                                               -------------       -------------        ------------         -----------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                     0                   0            (247,234)           (188,412)
  Dividends in excess of net
    investment income                                      0                   0              (3,640)                  0
  Distributions from net realized gains          (12,672,941)                  0            (230,355)           (339,280)
  Distributions in excess of net
    realized gains                                (8,822,928)                  0                   0                   0
  Return of capital                                        0                   0                   0                   0
                                               -------------       -------------        ------------         -----------
    Net decrease in net assets from
      dividends and distributions                (21,495,869)                  0            (481,229)           (527,692)
                                               -------------       -------------        ------------         -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                   238,651,639         150,704,290          18,104,707          12,034,989
  Reinvested dividends and distribution           21,495,858                   0             478,949             526,754
  Net asset value of shares redeemed            (176,339,135)       (109,538,405)        (16,159,601)         (6,934,089)
                                               -------------       -------------        ------------         -----------
  Net increase in net assets from
    capital share transactions                    83,808,362          41,165,885           2,424,055           5,627,654
                                               -------------       -------------        ------------         -----------
    Net increase (decrease)
      in net assets                               16,250,795          89,728,536           3,880,604           5,772,463

NET ASSETS:
  Beginning of period                            151,783,610          62,055,074          20,153,232          14,380,769
                                               -------------       -------------        ------------         -----------
  End of Period                                $ 168,034,405       $ 151,783,610        $ 24,033,836         $20,153,232
                                               =============       =============        ============         ===========
  UNDISTRIBUTED NET INVESTMENT
    INCOME/(LOSS)                              $     (25,171)      $           0        $          0         $         0
                                               =============       =============        ============         ===========




                                                        EMERGING MARKETS                        EMERGING GROWTH
                                                           PORTFOLIO                               PORTFOLIO
                                               --------------------------------         -----------------------------------
                                                                                                          FOR THE PERIOD
                                                  FOR THE            FOR THE             FOR THE        SEPTEMBER 13, 1999
                                                YEAR ENDED          YEAR ENDED          YEAR ENDED       (COMMENCEMENT OF
                                               DECEMBER 31,         DECEMBER 31,        DECEMBER 31,    OPERATIONS) THROUGH
                                                  2000                 1999                2000          DECEMBER 31, 1999
                                               ------------         -----------         -----------     -------------------
FROM OPERATIONS:
  Net Investment Income (loss)                 $    770,349         $    31,454         $  (154,535)         $       66
  Net realized gain (loss) from investments
    and foreign currency transactions            (6,445,252           1,312,749          (8,671,474)             44,291
  Net change in unrealized appreciation
    (depreciation) from investments and
    foreign currency translations                (7,607,248)          3,519,465           3,231,267             927,013
                                               ------------         -----------         -----------          ----------
    Net increase (decrease) in net assets
      resulting from operations                 (13,282,151)          4,863,668          (5,594,742)            971,370
                                               ------------         -----------         -----------          ----------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income             (674,002)            (38,222)                  0             (35,553)
  Dividends in excess of net
    investment income                                     0                   0                 (21)                  0
  Distributions from net realized gains            (529,318)           (575,706)            (45,318)                  0
  Distributions in excess of net
    realized gains                                        0                   0                   0                   0
  Return of capital                                 (99,364)                  0                   0                   0
                                               ------------         -----------         -----------          ----------
    Net decrease in net assets from
      dividends and distributions                (1,302,684)           (613,928)            (45,339)            (35,553)
                                               ------------         -----------         -----------          ----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                   68,349,353          12,160,959          62,863,259           5,704,415
  Reinvested dividends and distribution           1,289,532             612,463              45,974              35,553
  Net asset value of shares redeemed            (39,230,888)         (2,938,165)         (8,011,266)            (51,553)
                                               ------------         -----------         -----------          ----------
  Net increase in net assets from
    capital share transactions                   30,407,997           9,835,257          54,897,967           5,688,415
                                               ------------         -----------         -----------          ----------
    Net increase (decrease)
      in net assets                              15,823,162          14,084,997          49,257,886           6,624,232

NET ASSETS:
  Beginning of period                            16,780,769           2,695,772           6,624,232                   0
                                               ------------         -----------         -----------          ----------
  End of Period                                $ 32,603,931         $16,780,769         $55,882,118          $6,624,232
                                               ============         ===========         ===========          ==========
  UNDISTRIBUTED NET INVESTMENT
    INCOME/(LOSS)                              $    (45,517)        $    39,828         $         0          $        0
                                               ============         ===========         ===========          ==========

                 See Accompanying Notes to Financial Statements.

                                    54 and 55

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Year)
--------------------------------------------------------------------------------


                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------------------
                                                     2000             1999             1998             1997             1996
                                                   --------         --------         --------         --------         --------
PER SHARE DATA
  Net asset value, beginning of period             $  16.70         $  10.99         $  10.49         $  11.48         $  10.65
                                                   --------         --------         --------         --------         --------
INVESTMENT ACTIVITIES:
  Net investment income                                0.10             0.08             0.08             0.10             0.00
  Net gains (losses) from investments
    and foreign currency related items
    (both realized and unrealized)                    (4.42)            5.78             0.48            (0.37)            1.06
                                                   --------         --------         --------         --------         --------
      Total from investment activities                (4.32)            5.86             0.56            (0.27)            1.06
                                                   --------         --------         --------         --------         --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                (0.08)           (0.08)           (0.05)           (0.01)           (0.06)
  Dividends in excess of net investment
    income                                             0.00            (0.07)            0.00             0.00            (0.10)
  Distributions from net realized gains               (1.56)            0.00            (0.01)            0.00            (0.06)
  Distributions in excess of net
    realized gains                                     0.00             0.00             0.00            (0.71)           (0.01)
  Return of capital                                   (0.01)            0.00             0.00             0.00             0.00
                                                   --------         --------         --------         --------         --------
      Total dividends and distributions               (1.65)           (0.15)           (0.06)           (0.72)           (0.23)
                                                   --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD                     $  10.73         $  16.70         $  10.99         $  10.49         $  11.48
                                                   ========         ========         ========         ========         ========
      Total return                                   (25.90)%          53.43%            5.35%           (2.26)%           9.98%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)           $473,249         $610,547         $360,124         $347,229         $298,218
    Ratio of expenses to average net assets1           1.31%            1.33%            1.33%            1.36%            1.36%
    Ratio of net income to average net assets           .57%             .63%             .68%             .66%             .64%
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                            .00%             .00%             .00%             .00%             .04%
Portfolio turnover rate                              111.58%          144.67%          105.28%           78.65%           30.82%

--------------------------------------------------------------------------------

1 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02%, .01%, .00%, .01% and .00% for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.29%, 1.32%, 1.33%, 1.35% and 1.36% for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------


                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------------------------
                                                   2000               1999              1998             1997             1996
                                                ----------         ----------         --------         --------         --------
PER SHARE DATA
  Net asset value, beginning of period          $    26.20         $    16.01         $  16.48         $  14.25         $  12.51
                                                ----------         ----------         --------         --------         --------
INVESTMENT ACTIVITIES:
  Net investment loss                                (0.15)             (0.12)           (0.06)           (0.07)           (0.06)
  Net gains (losses) from investments
    and foreign currency related items
    (both realized and unrealized)                   (4.60)             11.07            (0.41)            2.30             1.80
                                                ----------         ----------         --------         --------         --------
      Total from investment activities               (4.75)             10.95            (0.47)            2.23             1.74
                                                ----------         ----------         --------         --------         --------
LESS DISTRIBUTIONS:
  Distributions from net realized gains              (4.06)             (0.76)            0.00             0.00             0.00
  Distributions in excess of net
    realized gains                                   (0.71)              0.00             0.00             0.00             0.00
                                                ----------         ----------         --------         --------         --------
      Total distributions                            (4.77)             (0.76)            0.00             0.00             0.00
                                                ----------         ----------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD                  $    16.68         $    26.20         $  16.01         $  16.48         $  14.25
                                                ==========         ==========         ========         ========         ========
      Total return                                  (18.11)%            69.08%           (2.85)%          15.65%           13.91%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                                $1,101,182         $1,272,542         $734,902         $666,394         $339,398
    Ratio of expenses to average net assets1          1.13%              1.15%            1.14%            1.15%            1.16%
    Ratio of net loss to average net assets           (.57)%             (.72)%           (.51)%           (.56)%           (.66)%
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                                   .00%               .00%             .00%             .00%             .01%
Portfolio turnover rate                              85.26%            121.97%           65.61%           92.45%          101.50%

--------------------------------------------------------------------------------

1 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02%, .01%, .00%, .01% and .00% for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.11%, 1.14%, 1.14%, 1.14% and 1.16% for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------


                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------------------------------------
                                                        2000             1999            1998             1997           1996 1
                                                      --------         --------         -------         -------         -------
PER SHARE DATA
  Net asset value, beginning of period                $  19.26         $  11.82         $ 11.06         $  9.76         $ 10.00
                                                      --------         --------         -------         -------         -------
INVESTMENT ACTIVITIES:
  Net investment loss                                    (0.09)           (0.08)          (0.04)          (0.08)           0.00
  Net gains (losses) from investments
    and foreign currency related items
    (both realized and unrealized)                       (3.56)            7.52            0.80            1.38           (0.24)
                                                      --------         --------         -------         -------         -------
      Total from investment activities                   (3.65)            7.44            0.76            1.30           (0.24)
                                                      --------         --------         -------         -------         -------
LESS DISTRIBUTIONS:
  Distributions from net realized gains                  (1.17)            0.00            0.00            0.00            0.00
  Distributions in excess of net
    realized gains                                       (0.82)            0.00            0.00            0.00            0.00
                                                      --------         --------         -------         -------         -------
      Total distributions                                (1.99)            0.00            0.00            0.00            0.00
                                                      --------         --------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD                        $  13.62         $  19.26         $ 11.82         $ 11.06         $  9.76
                                                      ========         ========         =======         =======         =======
      Total return                                      (18.94)%          62.94%           6.87%          13.34%          (2.40)%2

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)              $168,034         $151,784         $62,055         $30,520         $12,400
    Ratio of expenses to average net assets4              1.42%            1.41%           1.40%           1.40%           1.41%3
    Ratio of net income (loss) to average
      net assets                                          (.75)%           (.87)%          (.83)%          (.75)%           .80%3
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                                       .11%             .18%            .30%            .18%           4.16%3
Portfolio turnover rate                                  69.22%           44.38%          73.18%         238.12%           6.80%

--------------------------------------------------------------------------------

1 For the period September 30, 1996 (commencement of operations) through December 31, 1996.
2  Non-annualized.
3  Annualized.
4 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02%, .01%, .00%, .00% and .01% for each of the years or period ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.40% for each of the years or period ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------


                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------
                                                        2000             1999            1998          1997 1
                                                       -------         -------         -------         ------
PER SHARE DATA
  Net asset value, beginning of period                 $ 11.89         $ 11.48         $ 10.33         $10.00
                                                       -------         -------         -------         ------
INVESTMENT ACTIVITIES:
  Net investment income                                   0.14            0.33            0.09           0.04
  Net gains from investments and foreign
    currency related items (both realized
    and unrealized)                                       0.92            0.38            1.16           0.35
                                                       -------         -------         -------         ------
      Total from investment activities                    1.06            0.71            1.25           0.39
                                                       -------         -------         -------         ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                   (0.14)          (0.11)          (0.10)         (0.03)
  Return of capital                                       0.00            0.00            0.00          (0.03)
  Distributions from net realized gains                  (0.12)          (0.19)           0.00           0.00
                                                       -------         -------         -------         ------
      Total dividends and distributions                  (0.26)          (0.30)          (0.10)         (0.06)
                                                       -------         -------         -------         ------
NET ASSET VALUE, END OF PERIOD                         $ 12.69         $ 11.89         $ 11.48         $10.33
                                                       =======         =======         =======         ======
      Total return                                        8.91%           6.24%          12.13%          3.89%2

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)               $24,034         $20,153         $14,381         $1,993
    Ratio of expenses to average net assets4              1.02%           1.01%           1.00%          1.00%3
    Ratio of net income to average net assets             1.11%            .91%           1.11%          2.08%3
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                               .27%            .34%           1.22%          9.37%3
Portfolio turnover rate                                  76.79%         102.13%          57.93%         64.38%

--------------------------------------------------------------------------------

1 For the period October 31, 1997 (commencement of operations) through December 31, 1997.
2  Non-annualized.
3  Annualized.
4 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02%, .01%, .00% and .00% for each of the years or period ended December 31, 2000, 1999, 1998 and 1997, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.00% for each of the years or period ended December 31, 2000, 1999, 1998 and 1997.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                               2000             1999            1998
                                                              -------          -------         ------
PER SHARE DATA
  Net asset value, beginning of period                        $ 14.18          $  8.19         $10.00
                                                              -------          -------         ------
INVESTMENT ACTIVITIES:
  Net investment income                                          0.23             0.05 1         0.10
  Net gains (losses) from investments and
    foreign currency related items
    (both realized and unrealized)                              (4.70)            6.56          (1.83)
                                                              -------          -------         ------
      Total from investment activities                          (4.47)            6.61          (1.73)
                                                              -------          -------         ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                          (0.20)           (0.04)         (0.08)
  Distributions from net realized gains                         (0.15)           (0.58)          0.00
  Return of capital                                             (0.03)            0.00           0.00
                                                              -------          -------         ------
      Total Dividends and Distributions                         (0.38)           (0.62)         (0.08)
                                                              -------          -------         ------
NET ASSET VALUE, END OF PERIOD                                $  9.33          $ 14.18         $ 8.19
                                                              =======          =======         ======
      Total return                                             (31.55)%          81.40%        (17.30)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $32,604          $16,781         $2,696
    Ratio of expenses to average net assets2                     1.42%            1.42%          1.40%
    Ratio of net income (loss) to average net assets             2.45%            (.19)%         2.09%
    Decrease reflected in above operating
      expense ratios due to waivers/reimbursements                .27%            1.73%          6.81%
Portfolio turnover rate                                        208.16%          145.38%         21.29%

--------------------------------------------------------------------------------

1 Per share  information  is  calculated  using the average  shares  outstanding method.
2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02%, .02% and .00% for each of the years ended December 31, 2000, 1999 and 1998, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.40% for each of the years ended December 31, 2000, 1999 and 1998 respectively.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------


                                                                        FOR THE PERIOD
                                                          FOR THE     SEPTEMBER 13, 1999
                                                        YEAR ENDED     (COMMENCEMENT OF
                                                        DECEMBER 31,  OPERATIONS) THROUGH
                                                            2000       DECEMBER 31, 1999
                                                        ------------  -------------------
PER SHARE DATA
  Net asset value, beginning of period                     $ 13.07           $10.00
                                                           -------           ------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                               (0.06)4           0.04
  Net gains (losses) from investments and
    foreign currency related items
    (both realized and unrealized)                           (0.14)            3.14
                                                           -------           ------
      Total from investment activities                       (0.20)            3.18
                                                           -------           ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                        0.00            (0.11)
  Distributions from net realized gains                      (0.01)            0.00
                                                           -------           ------
      Total Dividends and Distributions                      (0.01)           (0.11)
                                                           -------           ------
NET ASSET VALUE, END OF PERIOD                             $ 12.86           $13.07
                                                           =======           ======
      Total return                                           (1.53)%          31.95%1

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                   $55,882           $6,624
    Ratio of expenses to average net assets3                  1.26%            1.25%2
    Ratio of net income (loss) to average net assets          (.45)%            .01%2
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements.                    .04%            9.91%2
Portfolio turnover rate                                     134.91%           31.21%

--------------------------------------------------------------------------------

1  Non-annualized.
2  Annualized.
3 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .01% for the year ended December 31, 2000 and had no effect for the period ended December 31, 1999. The Portfolio's operating expense ratio after reflecting these arrangements was 1.25% for the year ended December 31, 2000 and 1.25% for the period ended December 31, 1999.
4 Per share informaton is calculated using the average outstanding shares method.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   Warburg Pincus Trust (the "Trust"), a Massachusetts Business Trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), and currently offers six investment Portfolios (the "Portfolios"). The International Equity Portfolio ("International Equity"), Global Post-Venture Capital Portfolio ("Global Post-Venture Capital"), formerly the Post-Venture Capital Portfolio, and the Value Portfolio ("Value"), formerly the Growth and Income Portfolio, are diversified. The Small Company Growth Portfolio ("Small Company Growth"), the Emerging Markets Portfolio ("Emerging Markets") and the Emerging Growth Portfolio ("Emerging Growth") are non-diversified.

   Investment objectives for each Portfolio are as follows: International Equity seeks long-term capital appreciation; Small Company Growth seeks capital growth; Global Post-Venture Capital and Emerging Markets seek long-term growth of capital; Value seeks long-term growth of capital and income; and Emerging Growth seeks maximum capital appreciation. Shares of a Portfolio are not available directly to individual investors but may be offered only through (a) variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. Certain Portfolios may not be available in connection with a particular contract or plan.

   The net asset value ("NAV") of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   Global Post-Venture Capital initially values its investments in private-equity portfolios at cost. After that, the Portfolio values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Portfolio's sub-investment adviser, generally receives on a quarterly basis. The Portfolio's NAV typically will not reflect interim changes in the values of its private-equity-portfolio investments.

   The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES-- (CONT'D)

prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolios isolate that portion of gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   International Equity, Emerging Markets and Global Post-Venture Capital invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   A Portfolio's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Portfolio to operational and other risks as well. Some countries may have restrictions that could limit the Portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Portfolio to increased volatility or substantial declines in value.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES-- (CONT'D)

   Some Portfolios may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2000, none of the Portfolios had open forward foreign currency contracts.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal income taxes as it is the Trust's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   Costs incurred by the Trust prior to July 1, 1998 in connection with its organization have been deferred and are being amortized over a period of five years from the date the Trust commenced its operations.

   The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned.

   Pursuant  to an  exemptive  order  issued  by  the  Securities  and  Exchange
Commission, each Portfolio, along with other Funds managed by Credit Suisse Asset Management, LLC ("CSAM"), can transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES-- (CONT'D)

repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At December 31, 2000, none of the Portfolios had investments in repurchase agreements.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of their transfer agent expense. For the year ended December 31, 2000, the Portfolios received credits or reimbursements under the arrangement as follows:

           PORTFOLIO                                               AMOUNT
           ---------                                               ------
           International Equity                                   $ 99,594
           Small Company Growth                                    233,826
           Global Post-Venture Capital                              30,697
           Value                                                     3,478
           Emerging Markets                                          4,810
           Emerging Growth                                           2,719

2. INVESTMENT ADVISERS, CO-ADMINISTRATORS AND DISTRIBUTOR

   CSAM, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group, serves as each Portfolio's investment adviser. For its investment advisory services, CSAM receives the following fees based on each Portfolio's average daily net assets:

           PORTFOLIO                                    ANNUAL RATE
           ---------                        ---------------------------------
           International Equity             1.00% of average daily net assets
           Small Company Growth             0.90% of average daily net assets
           Global Post-Venture Capital      1.25% of average daily net assets
           Value                            0.75% of average daily net assets
           Emerging Markets                 1.25% of average daily net assets
           Emerging Growth                  0.90% of average daily net assets

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 2000
--------------------------------------------------------------------------------

2. INVESTMENT ADVISERS, CO-ADMINISTRATORS AND DISTRIBUTOR-- (CONT'D)

   For the year ended December 31, 2000, investment advisory fees and voluntary waivers were as follows:


                                               GROSS                                NET
           PORTFOLIO                        ADVISORY FEE        WAIVER         ADVISORY FEE
           ---------                        ------------       ---------       ------------
           International Equity             $ 5,896,704        $       0       $ 5,896,704
           Small Company Growth              12,270,202                0        12,270,202
           Global Post-Venture Capital        2,385,567         (219,495)        2,166,072
           Value                                166,679          (30,739)          135,940
           Emerging Markets                     393,749          (49,565)          344,184
           Emerging Growth                      311,830             (777)          311,053

   Abbott serves as sub-investment adviser for Global Post-Venture Capital's assets invested in U.S. or foreign private limited partnerships or other investment funds ("Private Fund Investments"). Pursuant to the sub-advisory agreement between Abbott and CSAM, Abbott is entitled to a quarterly fee from CSAM at the annual rate of 1.00% of the net asset value of Private Fund Investments, which fee amount or a portion thereof may be waived by Abbott. No compensation is paid by Global Post-Venture Capital to Abbott for its sub-investment advisory services.

   Effective July 14, 2000, Credit Suisse Asset Management Limited ("CSAM Ltd.") was retained as sub-investment adviser for the Emerging Markets Portfolio. CSAM Ltd. is responsible for assisting CSAM in the management of the Emerging Markets Portfolio's international assets. Pursuant to the sub-advisory agreement between CSAM and CSAM Ltd., CSAM will pay a portion of its advisory fee to CSAM Ltd. for its services. No compensation is paid by Emerging Markets Portfolio to CSAM Ltd. for its sub-investment advisory services.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect subsidiary of PNC Financial Services Group, Inc. ("PNC"), also serve as each Portfolio's co-administrator. For its administrative services, CSAMSI receives a fee calculated at an annual rate of
 .10% of each Portfolios' average daily net assets.

   For the year ended December 31, 2000, co-administrative services fees earned by CSAMSI were as follows:

           PORTFOLIO                                       CO-ADMINISTRATION FEE
           ---------                                       ---------------------
           International Equity                                 $  589,670
           Small Company Growth                                  1,363,356
           Global Post-Venture Capital                             190,845
           Value                                                    22,224
           Emerging Markets                                         31,500
           Emerging Growth                                          34,648

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 2000
--------------------------------------------------------------------------------

2. INVESTMENT ADVISERS, CO-ADMINISTRATORS AND DISTRIBUTOR-- (CONT'D)

   For its administrative services through July 31, 2000 to Small Company Growth, Global Post-Venture Capital and Emerging Growth, PFPC received a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                 ANNUAL RATE
           ------------------------     ---------------------------------
           First $500 million           .100% of average daily net assets
           Next $1 billion              .075% of average daily net assets
           Over $1.5 billion            .050% of average daily net assets

   For its administrative services through July 31, 2000 to Value, PFPC received a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                ANNUAL RATE
           ------------------------     ---------------------------------
           First $500 million           .150% of average daily net assets
           Next $1 billion              .100% of average daily net assets
           Over $1.5 billion            .050% of average daily net assets

   For its administrative services through July 31, 2000 to International Equity and Emerging Markets, PFPC received a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                 ANNUAL RATE
           ------------------------     ---------------------------------
           First $250 million           .120% of average daily net assets
           Next $250 million            .100% of average daily net assets
           Next $250 million            .080% of average daily net assets
           Over $750 million            .050% of average daily net assets

   Effective August 1, 2000 for its administrative services to Small Company Growth, Value and Emerging Growth, PFPC currently receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                ANNUAL RATE
           ------------------------     ---------------------------------
           First $500 million           .100% of average daily net assets
           Next $1 billion              .080% of average daily net assets
           Over $1.5 billion            .060% of average daily net assets

   Effective August 1, 2000, for its administrative services to International Equity, Emerging Markets and Global Post-Venture Capital, PFPC currently receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS               ANNUAL RATE
           ------------------------     ---------------------------------
           First $500 million           .110% of average daily net assets
           Next $1 billion              .090% of average daily net assets
           Over $1.5 billion            .070% of average daily net assets

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 2000
--------------------------------------------------------------------------------

2. INVESTMENT ADVISERS, CO-ADMINISTRATORS AND DISTRIBUTOR-- (CONT'D)

   For the year ended December 31, 2000, administrative services fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:


                                                 GROSS                  NET
           PORTFOLIO                     CO-ADMINISTRATION FEE         WAIVER       CO-ADMINISTRATION FEE
           ---------                     ---------------------        --------      ---------------------
           International Equity               $  632,525              $      0           $  632,525
           Small Company Growth                1,155,527                     0            1,155,527
           Global Post-Venture Capital           206,167                     0              206,167
           Value                                  31,700               (28,494)               3,206
           Emerging Markets                       45,323               (36,342)               8,981
           Emerging Growth                        38,731               (13,588)              25,143

   Provident Distributors, Inc. served as distributor of each Portfolio's shares until July 31, 2000 without compensation. Effective August 1, 2000, CSAMSI became distributor to the Trust and the Portfolios without compensation.

3. LINE OF CREDIT

   The Portfolios, together with other Funds advised by CSAM, have established a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility, which is allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowing at the Federal funds rate plus .50%. At December 31, 2000, there were no loans outstanding for any of the Portfolios. During the year ended December 31, 2000, borrowings under the Credit Facility were as follows:


                              AVERAGE DAILY           AVERAGE            MAXIMUM DAILY
PORTFOLIO                     LOAN BALANCE        INTEREST RATE %       LOAN OUTSTANDING
---------                     ------------        ---------------       ----------------
International Equity            $328,287              7.062%            $18,476,000
Emerging Markets                  24,044              6.489               1,468,000

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 2000
--------------------------------------------------------------------------------

4. INVESTMENTS IN SECURITIES

   For the year ended December 31, 2000, purchases and sales of investment securities (excluding short-term investments) were as follows:

           PORTFOLIO                            PURCHASES               SALES
           --------                           --------------        --------------
           International Equity               $  596,948,264        $  597,375,857
           Small Company Growth                1,104,136,339         1,053,657,096
           Global Post-Venture Capital           270,175,413           207,368,071
           Value                                  16,055,105            15,843,984
           Emerging Markets                       85,206,323            56,748,159
           Emerging Growth                        96,183,780            43,388,020

   At December 31, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

                                                                                         NET UNREALIZED
                                               UNREALIZED            UNREALIZED           APPRECIATION
           PORTFOLIO                          APPRECIATION          DEPRECIATION         (DEPRECIATION)
           --------                           -------------        --------------        --------------
           International Equity               $  47,230,548        $ (58,980,873)        $ (11,750,325)
           Small Company Growth                 292,007,824         (213,651,259)           78,356,565
           Global Post-Venture Capital           29,485,618          (31,205,045)           (1,719,427)
           Value                                  4,100,746           (1,077,993)            3,022,753
           Emerging Markets                       1,381,178           (6,645,505)           (5,264,327)
           Emerging Growth                        9,791,037           (5,802,706)            3,988,331

5. RESTRICTED SECURITIES

   Certain Small Company Growth, Global Post-Venture Capital and International Equity investments are restricted as to resale and are valued as determined by or under the direction of the Board in good faith, at fair value. The table below shows the acquisition dates, aggregate cost, fair value as of December 31, 2000 and percent of net assets which the securities represent.


                                             SECURITY                 ACQUISITION                       MARKET          PERCENTAGE
      PORTFOLIO                             DESCRIPTION                   DATE           COST            VALUE         OF NET ASSETS
      ---------                       -----------------------------   -----------      ----------      ----------      -------------
Small Company Growth                  Planetweb, Inc.                    09/08/00      $3,950,528      $3,950,528          0.36%
Global Post-Venture Capital           Insignia Solutions, Inc., Wts      11/22/00               0               0          0.00%
                                      MaMaMedia, Inc.                    09/13/99         499,994         499,997          0.30%
                                      Planetweb, Inc.                    09/08/00         999,872         999,872          0.60%
International Equity                  Wysdom, Warrants                   02/22/00       1,915,200       1,915,200          0.40%

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 2000
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

   Each Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001 per share.

   Transactions in shares of each Portfolio were as follows:


                                             INTERNATIONAL EQUITY                   SMALL COMPANY GROWTH
                                        -------------------------------        ------------------------------
                                                    FOR THE                              FOR THE
                                                  YEAR ENDED                            YEAR ENDED
                                                  DECEMBER 31,                          DECEMBER 31,
                                        -------------------------------        ------------------------------
                                            2000               1999               2000               1999
                                        ------------       ------------        -----------        -----------
Shares sold                              137,242,818        105,705,211         22,411,680         15,117,273
Shares issued to shareholders on
   reinvestment of dividends and
   distributions                           6,063,980            339,565         14,664,504          1,548,475
Shares redeemed                         (135,782,063)      (102,235,233)       (19,605,402)       (13,998,434)
                                        ------------       ------------        -----------        -----------
Net increase in shares outstanding         7,524,735          3,809,543         17,470,782          2,667,314
                                        ============       ============        ===========        ===========


                                            GLOBAL POST-VENTURE CAPITAL                    VALUE
                                        -------------------------------        ------------------------------
                                                    FOR THE                              FOR THE
                                                  YEAR ENDED                            YEAR ENDED
                                                  DECEMBER 31,                          DECEMBER 31,
                                        -------------------------------        ------------------------------
                                            2000               1999               2000               1999
                                        ------------       ------------        -----------        -----------
Shares sold                               11,842,996         10,839,440          1,537,617            972,221
Shares issued to shareholders on
   reinvestment of dividends and
   distributions                           1,578,257                  0             37,742             44,754
Shares redeemed                           (8,963,576)        (8,211,345)        (1,376,149)          (574,620)
                                        ------------       ------------        -----------        -----------
Net increase in shares outstanding         4,457,677          2,628,095            199,210            442,355
                                        ============       ============        ===========        ===========


                                               EMERGING MARKETS                       EMERGING GROWTH
                                        -------------------------------        ------------------------------
                                                    FOR THE                              FOR THE
                                                  YEAR ENDED                            YEAR ENDED
                                                  DECEMBER 31,                          DECEMBER 31,
                                        -------------------------------        ------------------------------
                                            2000               1999               2000               1999*
                                        ------------       ------------        -----------        -----------
Shares sold                                5,434,774          1,078,529          4,415,243            508,976
Shares issued to shareholders on
   reinvestment of dividends and
   distributions                             138,213             47,149              3,575              3,097
Shares redeemed                           (3,263,410)          (271,684)          (581,453)            (5,215)
                                        ------------       ------------        -----------        -----------
Net increase in shares outstanding         2,309,577            853,994          3,837,365            506,858
                                        ============       ============        ===========        ===========

----------
* Inception date September 13, 1999.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 2000
--------------------------------------------------------------------------------

7. RECLASSIFICATION OF COMPOSITION OF NET ASSETS

   At December 31, 2000, paid-in capital, undistributed net investment income, accumulated net realized gain/(loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions. International Equity, Small Company Growth, Global Post-Venture Capital and Emerging Markets reclassified $701,468, ($7,826,845), $95,392 and $181,692, respectively, from undistributed net investment income to accumulated net realized gain/(loss) from investments. Global Post-Venture Capital, Value, Emerging Markets and Emerging Growth reclassified $1,502,654, $3,640, $99,364 and $154,535, respectively, from paid-in capital to accumulated net investment income/(loss). International Equity, Small Company Growth, Global Post-Venture Capital and Emerging Growth reclassified $239,657, $6,386,904, $185,516 and $21, respectively, from paid-in capital to accumulated net realized gain/(loss) from investments. Net investment income, net realized gain/(loss) on investments and net assets were not affected by these reclassifications.

8. CAPITAL LOSS CARRYOVER

   At December 31, 2000, Value, Emerging Markets and Emerging Growth had capital loss carryovers available to offset possible future capital gains of $635,730, $3,547,931 and $3,923,414 expiring in 2008 respectively. During the fiscal year ended December 31, 2000, Global Post-Venture Capital utilized $2,734,157 of capital losses.

WARBURG PINCUS TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of WARBURG PINCUS TRUST:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of the International Equity Portfolio, Small Company Growth Portfolio, Global Post-Venture Capital Portfolio, Value Portfolio, Emerging Markets Portfolio and Emerging Growth Portfolio (the "Funds"), each a portfolio of the Warburg Pincus Trust at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


Two Commerce Square
2001 Market Street
Philadelphia, Pennsylvania
February 9, 2001

WARBURG PINCUS TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

--------------------------------------------------------------------------------

   At a meeting of the Board of Trustees held on May 1, 2000, the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act), approved a new sub-advisory agreement among Emerging Markets, CSAM and Credit Suisse Asset Management Limited (the "Sub-Advisory Agreement").

   At a special meeting of shareholders held on July 14, 2000, the Sub-Advisory Agreement was submitted for the vote of shareholders of the Emerging Markets Portfolio of the Warburg Pincus Trust. The proposal and voting results were:

   To approve a Sub-Investment Advisory Agreement among the Portfolio, Credit Suisse Asset Management LLC and Credit Suisse Asset Management Limited.


                                            % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
EMERGING MARKETS FUND         SHARES         OUTSTANDING SHARES        SHARES VOTED
---------------------      -------------    --------------------   --------------------
      For                  2,231,584.509           90.2665%              91.5469%
      Against                 50,412.462            2.0392%               2.0681%
      Abstain                155,644.773            6.2958%               6.3851%

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